SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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SBA COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SBA COMMUNICATIONS CORPORATION
5900 Broken Sound Parkway NW
Boca Raton, Florida 33487

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2002

SBA Communications Corporation’s Annual Meeting of Shareholders will be held on Thursday, May 16, 2002 at 10:00 a.m. We will meet at the Boca Country Club, 17751 Boca Club Boulevard, Boca Raton, Florida. If you owned common stock at the close of business on March 15, 2002 you may vote at this meeting or any adjournments or postponements thereof. At the meeting, we plan to:

1.	elect two directors for a term of three years and one director for a term of one year and, in each case, until their successors are duly elected and qualified;

2.
consider and vote on an Amendment to our Articles of Incorporation to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares to 200,000,000 shares and to increase the total number of authorized shares of all classes of stock that may be issued from 138,100,000 shares to 238,100,000 shares;

3.
consider and vote on an Amendment to the 2001 Equity Participation Plan to modify the maximum number of shares, such that the maximum shares authorized for issuance thereunder, together with all outstanding options and unvested shares of restricted stock under the 2001 Plan, the 1996 Plan and the 1999 Plan, equals 15% of our common stock outstanding (excluding shares of Class A Common Stock resulting from the exercise of options currently outstanding and options that will be issued under the 2001 Plan) and to make certain other modifications;

4.	consider and vote on a proposal to adopt a Stock Option Exchange Program; and

5.	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other proposals for the May 16, 2002 meeting.

It is important that your common stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking and dating the enclosed proxy card, voting electronically using the Internet or using the telephone voting procedures. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

On	behalf of SBA Communications Corporation’s
Bo	ard of Directors,

ST	EVEN E. BERNSTEIN
Ch	airman

Boca Raton, Florida
April 16, 2002

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED
PROXY OR VOTE BY INTERNET OR TELEPHONE PROMPTLY SO THAT YOUR VOTE
MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

i

SBA COMMUNICATIONS CORPORATION
5900 Broken Sound Parkway NW
Boca Raton, Florida 33487

PROXY STATEMENT

Information about the Meeting

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of SBA Communications Corporation for the Annual Meeting of Shareholders to be held on Thursday, May 16, 2002 at 10:00 a.m. at the Boca Country Club, 17751 Boca Club Boulevard, Boca Raton, Florida and thereafter as it may from time to time be adjourned. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 16, 2002.

Who May Vote

Each shareholder of record at the close of business on March 15, 2002 is entitled to notice of and to vote at the annual meeting. On the record date, there were 44,166,395 shares of our Class A common stock outstanding, with a par value of $.01 per share (the “Class A Common Stock”) and 5,455,595 shares of our Class B common stock outstanding, with a par value of $.01 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). Holders of the Class A Common Stock are entitled to one vote per share held as of the record date. Holders of the Class B Common Stock are entitled to ten votes per share held as of the record date.

How You May Vote

You may vote (1) in person by attending the meeting, (2) by mail by completing and returning a proxy, (3) via telephone or (4) electronically by using the Internet. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card. To vote your proxy by telephone or by using the Internet, see the instructions on the proxy card and have the proxy card available when you place your telephone call or access the Internet web site.

Proxies duly executed and received in time for the meeting will be voted in accordance with your instructions. If no instructions are given, proxies will be voted as follows:

1.
FOR the election as directors of the two Class III nominees named herein, each to serve for a term of three years and the one Class I nominee named herein to serve for a term of one year and, in each case, until their successors are duly elected and qualified;

2.
FOR the approval of the Amendment to our Articles of Incorporation increasing the number of authorized shares of Class A Common Stock from 100,000,000 shares to 200,000,000 shares and to increase the total number of authorized shares of all classes of stock that may be issued from 138,100,000 shares to 238,100,000 shares;

3.
FOR the approval of the Amendment to the 2001 Equity Participation Plan to modify the maximum number of shares, such that the maximum shares authorized for issuance thereunder, together with all outstanding options and unvested shares of restricted stock under the 2001 Plan, the 1996 Plan and the 1999 Plan, equals 15% of our Common Stock outstanding (excluding shares of Class A Common Stock resulting from the exercise of options currently outstanding and options that will be issued under the 2001 Plan) and to make certain other modifications;

4.	FOR the approval of a proposal to adopt the Stock Option Exchange Program; and

5.	In the discretion of the proxy holders, FOR or AGAINST such other business as may properly come before the meeting or any adjournment thereof.

How You May Revoke or Change Your Vote

Proxies may be revoked at any time prior to the meeting in the following ways:

•	by giving written notice of revocation to the Secretary of SBA;

•	by giving a later dated proxy;

•	by changing your vote on the Internet website;

•	by using the telephone voting procedures; or

•	by attending the meeting and voting in person.

Voting Procedures

The Class A Common Stock and the Class B Common Stock vote as a single class on Proposals 1 through 4. All record holders of issued and outstanding shares of Common Stock are entitled to vote on Proposals 1 through 4. Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors, Proposal 1, but may not vote on Proposals 2 through 4. Shares for which brokers have not received instructions, and therefore are not voted with respect to a certain proposal are referred to as “broker non-votes.”

Under Florida law and our Articles of Incorporation, the presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast on the matter at the annual meeting constitutes a quorum. A share that is represented “for any purpose” is deemed present for quorum purposes. Therefore, abstentions and broker non-votes will count for purposes of determining if there is a quorum present at the annual meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

Proposal

Our Board of Directors consists of six directors, divided into three classes with members of each class of directors serving for staggered three-year terms. The Board members and classifications are as follows:

Class I	Class II	Class III

C. Kevin Landry	Richard W. Miller	Steven E. Bernstein
Steven E. Nielsen	Jeffrey A. Stoops	Donald B. Hebb, Jr.

The term of the Class III directors will expire at the 2002 Annual Meeting of Shareholders.

Nominees to Serve for a Three-Year Term Expiring in 2005

The following persons have been nominated by the Board for election to the Board of Directors as Class III directors to succeed themselves for a term of three years, expiring at the 2005 Annual Meeting of Shareholders and until their successors are elected and qualified.

Steven E. Bernstein, 41, our founder, has been our Chairman since our inception in 1989 and was our Chief Executive Officer from 1989 to 2001. From 1986 to 1989, Mr. Bernstein was employed by McCaw Cellular Communications. While at McCaw, Mr. Bernstein was responsible for the development of the initial Pittsburgh non-wireline cellular system and the start-up of the Pittsburgh sales network. Mr. Bernstein was the Personal Communications Industry Association’s 1996 Entrepreneur of the Year.

Donald B. Hebb, Jr., 59, was elected as a director of SBA in February 1997. Mr. Hebb has been the Managing General Partner of ABS Capital Partners, a private equity investment firm, and related entities, since 1993. Mr. Hebb currently serves as a director of T. Rowe Price Group, Inc., an investment management firm, OTG Software, Inc., a leading provider of online storage management and access solutions, and several private companies.

Nominee to Serve for the Remainder of the Term Expiring in 2003

The following person has been nominated by the Board for election to the Board of Directors as a Class I director for a term of one year, expiring at the 2003 Annual Meeting of Shareholders, and until his successor is elected and qualified. Mr. Nielsen was appointed by the Board in November 2001 to fill a vacancy on the Board of Directors caused by the resignation of Mr. Picow, who served as a Class I director.

Steven E. Nielsen, 39, was appointed a director of SBA in November 2001. Mr. Nielsen has been President and Chief Executive Officer of Dycom Industries, Inc., a provider of engineering, construction and maintenance services to telecommunication providers, since March 1999. Prior to that time, Mr. Nielsen served as President and Chief Operating Officer of Dycom Industries, Inc. from August 1996 to March 1999 and as Vice President of Dycom Industries, Inc. from February 1996 to August 1996. Mr. Nielsen also serves as Chairman of the Board of Directors of Dycom Industries, Inc.

Each of the nominees has consented to be named in this proxy statement and to serve as a member of our Board of Directors if elected. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than two nominees as Class III directors and one nominee as Class I director. Our management has no reason to believe that any nominee will not serve if elected.

Vote Required

The affirmative vote of a plurality of the votes cast by holders of outstanding shares of the Common Stock is required for the approval of the election of the directors. You may vote in favor of all the directors or you may withhold your vote from any or all nominees. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” each of the three nominees.

Continuing Directors

Director Whose Term Expires in 2003

C. Kevin Landry, 57, was elected as a director of SBA in March 1997. Mr. Landry has been a Managing Director and Chief Executive Officer of TA Associates, Inc., a private equity investment firm, since its incorporation in 1994. From 1982 to 1994, he served as a Managing Partner of its predecessor partnership. Mr. Landry also serves on the Board of Directors of Standex International Corporation.

Directors Whose Terms Expire in 2004

Richard W. Miller, 61, was elected as a director of SBA in April 1999. Mr. Miller previously served on our Board of Directors from May 1997 to August 1998. From 1993 to 1997, Mr. Miller was a Senior Executive Vice President and Chief Financial Officer of AT&T. From 1990 to 1993, he was the Chairman and Chief Executive Officer of Wang Laboratories, Inc. Mr. Miller also serves on the Board of Directors of Closure Medical Corporation.

Jeffrey A. Stoops, 43, President and Chief Executive Officer, joined SBA in April 1997 and was elected as a director of SBA in August 1999. Mr. Stoops was appointed Chief Executive Officer effective as of January 2002, President in April 2000, and previously served as our Chief Financial Officer. Prior to joining us, Mr. Stoops was a partner with Gunster, Yoakley & Stewart, P.A., a South Florida law firm, where he practiced for 13 years in the corporate, securities and mergers and acquisitions areas. Mr. Stoops is a member of the Florida Bar.

Mr. Landry has informed our Board of Directors that he will resign as a director, effective subsequent to the annual meeting. The Board of Directors intends to seek an individual to replace Mr. Landry as director. This individual, if appointed by our Board, would serve in accordance with our Articles of Incorporation, Bylaws, and the Florida Business Corporation Act, for the remainder of the term, which expires at the 2003 annual meeting.

Compensation of Directors

Our 2001 Equity Participation Plan provides that all non-employee directors, upon their initial election or appointment to the Board of Directors, will be granted non-qualified stock options to purchase 50,000 shares of Class A Common Stock with a per share exercise price equal to the fair market value per share of our Class A Common Stock at the grant date. Such options will vest and become exercisable in equal annual installments on each of the first five anniversaries of the grant date so long as the person continues to serve as a member of our

Board of Directors. Additionally, as of 2001, on July 1 of each fiscal year, each continuing non-employee director will receive an annual grant of non-qualified stock options to purchase shares of Class A Common Stock. The number of shares will be determined by the full Board of Directors annually in advance of each July 1. The per share exercise price of these options will equal the fair market value per share of our Class A Common Stock at the grant date. Each of these annual grants of options will fully vest and become exercisable on the first anniversary of the grant date. Each non-employee director also receives $1,000 for each meeting of the Board of Directors that he attends in person plus incidental expenses for attendance at such meetings. Directors who are employees do not receive any additional compensation for their services as a director. Directors who serve on any of the committees of the Board of Directors described below do not receive any additional compensation for their services as a committee member.

On July 3, 2001, each of our continuing non-employee directors, Messrs. Hebb, Landry and Miller, received an annual grant of non-qualified stock options to purchase 4,556 shares of our Class A Common Stock at an exercise price of $21.95. Mr. Nielsen was granted non-qualified stock options to purchase 50,000 shares of our Class A Common Stock at an exercise price of $10.17 upon his appointment to the Board of Directors in November 2001.

During the year ended December 31, 2001, we paid Mr. Miller $3,000 for consulting services. We anticipate that Mr. Miller will continue to provide these consulting services during 2002 for which he will receive fees not in excess of $10,000.

Mr. Bernstein, as Chairman of the Board, is expected to receive approximately $80,000 in salary during 2002.

Committees and Meetings of the Board

The Board of Directors held 8 meetings, including 5 regularly scheduled meetings and 3 special meetings, during the year ended December 31, 2001. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee and the Compensation Committee were established in May 1999. The Nominating Committee was established in March 2002 and commenced its activities during fiscal year 2002.

Audit Committee.  The Audit Committee presently consists of Messrs. Hebb, Miller and Nielsen. The members of the Audit Committee are independent directors as defined under Rule 4200(a)(14) of The Nasdaq Stock Market Inc.’s Marketplace Rules. The Audit Committee has been assigned the principal function of establishing our audit policies and oversees the engagement of our independent auditors. The Audit Committee held 6 meetings during the year ended December 31, 2001.

Compensation Committee.  The Compensation Committee presently consists of Messrs. Hebb, Landry and Miller. The Compensation Committee has been assigned the functions of establishing salaries, incentives and other forms of compensation for executive officers and administers incentive compensation and benefit plans provided for employees. The Compensation Committee held 2 meetings during the year ended December 31, 2001.

Nominating Committee.  The initial members of the Nominating Committee are Messrs. Hebb, Miller and Nielsen. The Nominating Committee has been assigned the functions of (1) reviewing and making recommendations on matters relating to the effectiveness of the Board, including the composition and experience base of the members of the Nominating Committee and the Board, and the size of the Board, (2) reviewing and recommending candidates for directors and (3) reviewing with the management Board membership succession planning.

The Nominating Committee considers possible candidates from many sources, including shareholders, for nominees for directors. If a shareholder wishes to recommend a nominee for director, the recommendation should be sent to the Corporate Secretary by December 17, 2002 in accordance with the instructions set forth later in this proxy statement under “Shareholder Proposals for 2003 Annual Meeting.” All recommendations should be accompanied by a complete statement of such person’s qualifications (including education, work experience, knowledge of SBA’s industry, membership on the Board of Directors of another corporation and civic activity) and an indication of the person’s willingness to serve.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our outstanding Common Stock, to file with the Securities and Exchange Commission reports of changes in their ownership of Common Stock. Officers, directors and greater than 10% shareholders are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% shareholders were complied with.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as an officer or employee of ours or any of our subsidiaries during the fiscal year ended December 31, 2001. There were no material transactions between us and any of the members of the Compensation Committee during the fiscal year ended December 31, 2001.

AUDIT COMMITTEE REPORT

On May 4, 2000, the Board of Directors adopted an Audit Committee Charter under which the Audit Committee operates.

Management has the primary responsibility for SBA’s internal controls, the financial reporting process and preparation of the consolidated financial statements of SBA. The independent auditors, Arthur Andersen LLP, are responsible for performing an independent audit of SBA’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that SBA’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent auditors.

In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the Audit Committee also considered whether the provision of services by the independent auditors not related to the audit of SBA’s financial statements is compatible with maintaining the independent auditors’ independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in SBA’s Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

See the portion of this proxy statement titled “Committees and Meetings of the Board” on page 5 for information on the Audit Committee’s meetings in 2001.

The	Audit Committee

Do	nald B. Hebb, Jr.
Ric	hard W. Miller
Ste	ven E. Nielsen

Ma	rch 13, 2002

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above and the Compensation Committee Report and the Performance Graph of Shareholder Return that follow shall not be incorporated by reference into any such filings.

Independent Auditor’s Fees

Audit and Audit Related Fees.  The aggregate fees billed by Arthur Andersen LLP, the Company’s independent certified public accountants, for professional services rendered for the year ended December 31, 2001 in connection with the audit of our annual financial statements (Form 10-K) and reviews of our quarterly financial statements (Forms 10-Q),were approximately $266,000. Fees billed for statutory audits of subsidiaries, assisting us with the preparation and review of our various financing documents during 2001 and evaluating the effects of various accounting issues and changes in professional standards were approximately $121,000.

Financial Information Systems Design and Implementation Fees.  No fees were billed by Arthur Andersen LLP for professional services for the year ended December 31, 2001 in connection with financial information systems design and implementation, such as directly or indirectly operating or supervising the operation of our information systems, managing our local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole.

All Other Fees.  The aggregate fees billed by Arthur Andersen LLP for professional services, other than services covered in the preceding paragraphs, rendered for the year ended December 31, 2001, were approximately $393,000. These fees were for tax planning and the preparation of our tax returns.

Arthur Andersen LLP advised the Audit Committee that it did not believe its audit was impaired by its provision of such services, particularly in view of the relationship of the related fees to its annual revenues. As a result, Arthur Andersen LLP confirmed that, as of December 31, 2001, it was an independent accountant with respect to SBA within the meaning of the Securities Act and the requirements of the Independence Standards Board.

EXECUTIVE OFFICERS

Our executive officers and their ages, as of the record date, are as follows:

Name	Age	Position
Steven E. Bernstein	41	Chairman of the Board of Directors
Jeffrey A. Stoops	43	President and Chief Executive Officer
Kurt L. Bagwell	37	Senior Vice President and Chief Operating Officer
Thomas P. Hunt	44	Senior Vice President and General Counsel
John Marino	38	Senior Vice President and Chief Financial Officer

Below is a summary of the business experience of each of our executive officers who does not serve on our Board of Directors. The business experience of Messrs. Bernstein and Stoops appears under the caption “Election of Directors” set forth above.

Kurt L. Bagwell, Chief Operating Officer, has been an executive officer and Chief Operating Officer since January 1, 2002. Mr. Bagwell joined SBA Network Services, a subsidiary of ours, in February 2001 as Vice President of Network Services. Prior to joining us, Mr. Bagwell served as Vice President — Site Development for Sprint PCS from May 1995 to February 2001.

Thomas P. Hunt, Senior Vice President and General Counsel, has been an executive officer and Senior Vice President and General Counsel since Mr. Hunt joined us in September 2000. Prior to joining us, Mr. Hunt was a partner with Gunster, Yoakley & Stewart, P.A., a South Florida law firm, where he practiced for 16 years in the corporate and real estate areas. Mr. Hunt is a member of the Florida Bar.

John Marino, CPA, Senior Vice President and Chief Financial Officer, has been an executive officer and Chief Financial Officer since April 2000. Mr. Marino joined us in February 1999 as our Vice President — Corporate Development with responsibility for our merger and acquisition activity. From August 1992 to December 1997, Mr. Marino served as Chief Financial Officer of 1st United Bancorp, a publicly traded commercial bank holding company, which was sold to Wachovia Corporation in December 1997. From December 1997 to December 1998, Mr. Marino was responsible for integrating 1st United Bancorp into Wachovia Corporation.

EXECUTIVE COMPENSATION

The following table presents certain summary information for the fiscal year ended December 31, 2001 concerning compensation earned for services rendered in all capacities by our Chief Executive Officer and our other four most highly compensated executive officers or of our subsidiaries (the “Named Executive Officers”) whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2001.

Summary Compensation Table
for Fiscal Year 2001

	Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)	Restricted Stock Award(s) ($)		Securities Underlying Options (#)
Steven E. Bernstein	2001	410,805		—		*	—		133,350
Chairman of the Board and Former	2000	341,175		—		*	—		91,803
Chief Executive Officer (1)	1999	354,822		—		*	—		175,000

Jeffrey A. Stoops	2001	400,612		—		*	—		130,000
President and Chief Executive	2000	331,553		—		*	—		89,179
Officer (2)	1999	304,798		—		*	—		150,000

Ronald G. Bizick, II	2001	319,939		—		*	—		66,675
Former Executive Vice President	2000	267,298		—		*	—		72,131
and Chief Operating Officer (3)	1999	277,141		—		*	—		137,500

Thomas P. Hunt	2001	229,327		112,500		*	—		15,000
Senior Vice President and	2000	54,802	(4)	28,125		*	771,200	(5)	45,000
General Counsel	1999	—		—		—	—		—

John Marino	2001	192,885		—		*	—		41,675
Senior Vice President and	2000	182,580	(6)	83,334	(7)	*	—		30,464
Chief Financial Officer	1999	119,821		—		*	—		—

*	Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.
(1)	Mr. Bernstein was Chief Executive Officer through December 31, 2001.
(2)	Mr. Stoops was appointed Chief Executive Officer effective January 1, 2002.
(3)	Mr. Bizick was Chief Operating Officer through December 31, 2001.
(4)	Mr. Hunt began his employment with us in September 2000 as Senior Vice President and General Counsel.
(5)
Mr. Hunt was granted 20,000 shares of restricted Class A Common Stock on September 21, 2000 in connection with his employment. These shares of restricted Class A Common Stock vest in accordance with the following schedule: 6,600 shares vest on each of September 20, 2001, 2002 and 2003 and 200 shares vest on September 20, 2004. Mr. Hunt shall have the right to receive any dividends paid with respect to the shares of restricted Class A Common Stock. The amount shown in this column is based upon the closing price of our Class A Common Stock on September 21, 2000 of $38.56. The value of the 20,000 shares of restricted Class A Common Stock on December 31, 2001 was $260,400 based upon the closing price of our Class A Common Stock on December 31, 2001 of $13.02.

(6)	Mr. Marino began his employment with us in February 1999 and was appointed Chief Financial Officer effective as of April 11, 2000.
(7)	Includes cash bonus paid in fiscal year 2001 that was earned in connection with fiscal year 2000 compensation.

Stock Option Grants and Exercises

The following table provides certain information concerning individual grants of stock options under our 1999 Equity Participation Plan and our 2001 Equity Participation Plan made during the year ended December 31, 2001 to the Named Executive Officers:

Option Grants in Last Fiscal Year
Individual Grants

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted To Employees In Fiscal Year (1)	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2) ($)
					5%	10%
Steven E. Bernstein	100,000 33,350	5.7% 1.9%	34.69 21.95	1/8/06 7/3/06	958,421 202,247	2,117,859 446,913

Jeffrey A. Stoops	97,500 32,500	5.6% 1.9%	34.69 21.95	1/8/06 7/3/06	934,460 197,092	2,064,913 435,523

Ronald G. Bizick, II	50,000 16,675	2.9% 1.0%	34.69 21.95	1/8/06 7/3/06	479,210 101,124	1,058,930 223,457

Thomas P. Hunt	15,000	0.9%	21.95	7/3/06	90,966	201,010

John Marino	25,000 16,675	1.4% 1.0%	34.69 21.95	1/8/06 7/3/06	239,605 101,124	529,465 223,457

(1)	The total number of options granted for the fiscal year ended December 31, 2001 was 1,748,195 shares.
(2)
The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of SBA’s Class A Common Stock appreciates in value from the grant date at the 5% and 10% annual rates prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of SBA’s Class A Common Stock or the ultimate value realized by a Named Executive Officer from stock options.

The following table provides information regarding the options exercised by the Named Executive Officers during fiscal 2001 and the value of options outstanding for such individuals at December 31, 2001:

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options At Fiscal Year-End ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Steven E. Bernstein	45,834	1,145,850	215,368	138,951	621,142	—

Jeffrey A. Stoops	30,000	126,900	152,286	135,352	343,664	—

Ronald G. Bizick, II	—	—	139,754	78,219	397,418	—

Thomas P. Hunt	—	—	15,000	45,000	—	—

John Marino	—	—	54,891	87,247	147,397	133,999

(1)	Based on the closing price of SBA’s Class A Common Stock on December 31, 2001 of $13.02.

Employment Agreements

Mr. Stoops has executed an employment agreement with us which currently expires on December 31, 2002. This agreement automatically renews for an additional one-year term, unless either we or Mr. Stoops provide written notice to the other party at least 90 days prior to renewal. Under his employment agreement, Mr. Stoops is entitled to receive a base salary and an annual cash bonus based on achievement of performance criteria established by the Board of Directors. The cash bonus paid to Mr. Stoops is not permitted to exceed his base annual salary. Mr. Stoops has elected to receive an annual grant of stock options in lieu of any cash bonus entitlement in each year since the employment agreement was executed. The employment agreement provides that upon either a change of control or a termination of employment without cause we will pay Mr. Stoops an amount equal to his annual base salary. The agreement also provides for noncompetition, nonsolicitation and nondisclosure covenants.

Mr. Hunt has executed an employment agreement with us which initially expired on September 19, 2001. This agreement automatically renews for an additional one-year term, unless either we or Mr. Hunt provide written notice to the other party at least 90 days prior to renewal. This agreement was renewed and currently expires on September 19, 2002. During the initial term, Mr. Hunt was entitled to receive a base salary of $225,000 and an annual cash bonus based on achievement of performance criteria established by the Board of Directors. Pursuant to the employment agreement, we have agreed that in the event that the aggregate value of all vested options and restricted stock issued to Mr. Hunt during the term of his employment does not equal at least $1,000,000 on the earlier of: (a) September 19, 2003; or (b) an “Acceleration Event” as defined in such agreement, we will pay Mr. Hunt the difference between the value of such securities and $1,000,000. The employment agreement provides that upon either a change of control or a termination of employment without cause we will pay Mr. Hunt an amount equal to his annual base salary plus his current minimum cash bonus potential. The agreement also provides for noncompetition, nonsolicitation and nondisclosure covenants.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors is comprised of three independent directors and has the responsibility to:

•	establish our compensation philosophy and policies;

•	review and approve pay recommendations for our executive officers;

•	initiate all compensation actions for our Chief Executive Officer; and

•	administer our equity participation and other compensatory plans.

Philosophy.  Our compensation policies have been designed to (i) attract and retain high-performing executive talent; (ii) achieve key operational and financial goals; (iii) reward key performers who achieve superior results; and (iv) align the financial interests of the senior management group with those of shareholders. Accordingly, the total compensation of the senior management group, has been set at levels that are intended to be competitive with companies of similar size and complexity.

To achieve its policy goals, the Compensation Committee has utilized salary, cash bonuses and non-cash compensation, including grants of stock and stock options. We do not currently provide executive officers with other long term incentive compensation other than the ability to contribute their earnings to SBA’s 401(k) Plan or participate in SBA’s Employee Stock Purchase Plan.

The Compensation Committee has focused on the establishment of salaries and other compensation levels that are externally competitive and internally equitable for each of its executive officers. In connection with this process, the Compensation Committee has reviewed publicly available information and data concerning compensation paid by corporations that compete with us for executive talent, including corporations engaged in telecommunications.

Salaries.  During 2001, as in prior years, the Compensation Committee reviewed salary recommendations for our executives and then approved such recommendations, with modifications that it deemed appropriate. The salary recommendations were made under the ultimate direction of the Chief Executive Officer, based on peer group and national industry surveys of total compensation packages, evaluations of each individual executive officer, market changes and the economic and business conditions affecting SBA at the time of the evaluation. Evaluations of each individual executive officer are based on a relative valuing of the duties and responsibilities of such executive officer, such executive officer’s role in developing and implementing SBA’s overall business strategy and such executive officer’s past and expected future performance.

Bonuses.  The Compensation Committee also determines, based upon the recommendation of the Chief Executive Officer, the amount of bonus potential to be established for each of the executive officers and subsequently the amount of bonus actually paid. Executive Officers are offered the opportunity to forego annual bonus potential in exchange for stock options. During 2001, each of Messrs. Bernstein, Stoops, Bizick and Marino elected this alternative with respect to their compensation for fiscal year 2001.

Equity-Based Compensation.  The Compensation Committee’s philosophy is that the predominant portion of an executive’s compensation should be based directly upon the value of long-term incentive compensation in the form of stock ownership or stock option awards so as to align the financial interests of our executive officers with those of our shareholders. The Compensation Committee believes that providing executives with the opportunities to acquire significant stakes in our growth and prosperity (through grants of stock options), while maintaining other elements of our compensation program at externally equitable levels, will incentivize and reward executive officers for sound business management, develop a high-performance team environment, the accomplishment of short-term and long-term strategic and operational objectives and improvement in shareholder value which are essential to our ongoing success. Furthermore, the Compensation Committee believes that this approach to compensation motivates executives to perform to their full potential.

In general, stock options for our executive officers are granted at least at the prevailing market price on the grant date and thus, will only have value if our stock price increases. However, during 2001, the Compensation Committee granted options with below-market exercise prices to certain executives officers in lieu of cash bonuses. Generally, grants vest in equal amounts over a period of four years (although certain special types of grants may vest either immediately or over a shorter period). The grants of stock options to the executive officers for 1999, 2000 and 2001 were calculated with the intent to provide value on the grant date at least equal to their base salary.

Compensation of Chief Executive Officer.  The Compensation Committee fixes the base salary of the Chief Executive Officer based on a review of competitive compensation data, the Chief Executive Officer’s overall compensation package and the Compensation Committee’s assessment of his past performance and its expectation as to his future performance in leading SBA. During the last fiscal year, the Compensation Committee established the base salary and overall compensation of Mr. Bernstein, who served as Chief Executive Officer until December 31, 2001, in accordance with the criteria mentioned above.

The Compensation Committee will continually evaluate our compensation policies and procedures with respect to executives. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of our shareholders and with SBA’s performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and SBA’s performance.

The	Compensation Committee

Do	nald B. Hebb, Jr.
C.	Kevin Landry
Ric	hard W. Miller

Ma	rch 28, 2002

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2001, we paid an aggregate of approximately $193,000 to Management Recruiters of Royal Palm Beach for management recruiting services provided to us. Management Recruiters of Royal Palm Beach is wholly owned by Ronald G. Bizick, Sr., father to Ronald G. Bizick, II.

PERFORMANCE GRAPH

SBA’s Class A Common Stock began trading on The Nasdaq National Market System on June 16, 1999 when its initial public offering commenced. The following graph shows the total return to shareholders of an investment in SBA’s Class A Common Stock as compared to (i) an investment in the Nasdaq Composite Index and (ii) an investment in a peer group made up of (1) American Tower Corporation, (2) Crown Castle International Corporation, (3) Pinnacle Holdings, Inc. and (4) Spectrasite Holdings, Inc. for the period June 16, 1999 through December 31, 2001. The four companies in the peer group have been selected because they represent comparable companies in the business of owning and operating wireless communications towers.

Total shareholder return is determined by dividing (i) the sum of (A) the cumulative amount of dividends for a given period (assuming dividend reinvestment) and (B) the change in share price between the beginning and end of the measuring period, by (ii) the share price at the end of the period.

COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
Among SBA Communications Corporation, The Nasdaq Stock Market — U.S. Index and
a Peer Group

	June 16, 1999	December 31, 1999	December 31, 2000	December 31, 2001
SBA Communications Corporation	$100	$208.33	$456.25	$144.67
Nasdaq Stock Market — U.S.	$100	$162.08	$97.49	$77.36
Peer Group	$100	$144.11	$131.06	$39.51

*	$100 invested on 6/16/99 in stock or on 5/31/99 in Index, including reinvestment of dividends, for the period ending December 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of March 15, 2002 by (i) each person known by us to be the beneficial owner of more than five percent (5%) of the shares outstanding of either class of Common Stock; (ii) each of our directors; (iii) each Named Executive Officer; and (iv) all our current directors and executive officers as a group. Unless otherwise indicated, each shareholder has sole voting and investment power with respect to the indicated shares.

Name	Title of Class	Number of Shares Beneficially Owned (1)	Percentage of Class	Percentage of Common Stock	Percentage of Total Voting Power
Steven E. Bernstein	Class B Common Stock	5,455,595(2)	100%	11.0%	55.3%
	Class A Common Stock	261,843(3)	*	*	*

Jeffrey A. Stoops	Class A Common Stock	1,297,691(4)	2.9%	2.6%	1.3%

Ronald G. Bizick, II	Class A Common Stock	701,560(5)	1.6%	1.4%	*

Thomas P. Hunt	Class A Common Stock	35,000(6)	*	*	*

John Marino	Class A Common Stock	65,727(7)	*	*	*

Donald B. Hebb, Jr.	Class A Common Stock	41,303(8)	*	*	*

C. Kevin Landry	Class A Common Stock	33,798	*	*	*

Richard W. Miller	Class A Common Stock	70,000(9)	*	*	*

Steven E. Nielsen	Class A Common Stock	0	*	*	*

All current directors and executive officers as a group (9 persons)		7,297,788	—	14.7%	57.1%

FMR Corp.	Class A Common Stock	4,196,080(10)	9.5%	8.5%	4.3%

Kern Capital Management, LLC	Class A Common Stock	4,954,000(11)	11.2%	10.0%	5.0%

Massachusetts Financial Services Company	Class A Common Stock	4,611,985(12)	10.4%	9.3%	4.7%

Putnam Investments, LLC	Class A Common Stock	2,340,200(13)	5.3%	4.7%	2.4%

*	Less than 1% of outstanding shares.

Except as otherwise indicated, the address of each person named in this table is c/o SBA Communications Corporation, 5900 Broken Sound Parkway NW, Boca Raton, Florida 33487.

(1)
In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options exercisable within 60 days after March 15, 2002 are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other shareholders. To our knowledge, except as otherwise indicated, beneficial ownership includes sole voting and dispositive power with respect to all shares.

(2)	This number includes shares owned by the Bernstein Family Charitable Foundation.

(3)	This number includes options to purchase 215,368 shares of Class A Common Stock which are exercisable within 60 days after March 15, 2002.

(4)	This number includes options to purchase 152,286 shares of Class A Common Stock which are exercisable within 60 days after March 15, 2002.

(5)	This number includes options to purchase 139,753 shares of Class A Common Stock which are exercisable within 60 days after March 15, 2002.

(6)	This number includes options to purchase 15,000 shares of Class A Common Stock which are exercisable within 60 days after March 15, 2002.

(7)	This number includes options to purchase 63,227 shares of Class A Common Stock which are exercisable within 60 days after March 15, 2002.

(8)	This number includes shares owned by Hebb Family, L.P. Mr. Hebb disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(9)	This number includes options to purchase 70,000 shares of Class A Common Stock which are exercisable within 60 days after March 15, 2002.

(10)
This number is based solely on the Amendment to the Schedule 13G filed with the Commission on February 14, 2002. The principal business address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(11)
This number is based solely on the Schedule 13G filed with the Commission on February 8, 2002. The principal business address of Kern Capital Management, LLC is 114 West 47th Street, Suite 1926, New York, New York 10036.

(12)
This number is based solely on the Amendment to the Schedule 13G filed with the Commission on February 12, 2002. The principal business address of Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

(13)
This number is based solely on the Amendment to the Schedule 13G filed with the Commission on February 15, 2002. The principal business address of Putnam Investments, LLC is One Post Office Square, Boston, Massachusetts 02109.

PROPOSAL 2
AMENDMENT TO THE ARTICLES OF INCORPORATION

Proposal

On March 28, 2002, our Board of Directors approved an amendment to Article III of our Fourth Amended and Restated Articles of Incorporation to increase the number of authorized shares of all classes of stock that we may issue from 138,100,000 shares to 238,100,000 shares, of which Thirty Million (30,000,000) shares shall be Preferred Stock, Two Hundred Million (200,000,000) shall be classified as Class A Common Stock, par value $0.01 per share and Eight Million One Hundred Thousand (8,100,000) shares shall be classified as Class B Common Stock, par value $0.01 per share. A copy of the proposed Amendment to the Articles of Incorporation, in substantially the form to be filed with the Secretary of State of Florida, is attached hereto as part of Exhibit A, and incorporated herein by reference. All shareholders are urged to carefully review the attached Exhibit.

Purpose

Our Board of Directors believes that it is in our best interests that we have the flexibility to issue additional shares of Class A Common Stock as needs may arise without further shareholder action unless required by applicable law, regulation, listing requirements or our Articles of Incorporation. We seek to provide this flexibility through management of our authorized shares of capital stock. We have a corporate goal of maintaining the proportion of outstanding plus reserved shares of Class A Common Stock to authorized Class A Common Stock at between 25% and 50%. By comparison, our outstanding plus reserved Class A Common Stock to authorized Class A Common Stock is approximately 57% as of the record date. Upon adoption of the amendment, we would have a proportion of approximately 29%.

We currently have no agreements, understandings or plans for the issuance or use of the additional shares of our Class A Common Stock proposed to be authorized. The availability of additional shares will enhance our flexibility in connection with possible future actions, such as corporate mergers, acquisitions of businesses, property or securities, stock dividends, stock splits, financings and other corporate purposes. The Board of Directors will decide whether, when and on what terms the issuance of shares of Class A Common Stock may be appropriate in connection with any of the foregoing purposes, without the expense and delay of a special meeting of shareholders.

As of our record date, March 15, 2002, we had authorized 138,100,000 shares of capital stock; which was divided into (1) 100,000,000 shares of Class A Common Stock, (2) 8,100,000 shares of Class B Common Stock and (3) 30,000,000 shares of Preferred Stock. If Proposal 2 is adopted, we will have authorized 238,100,000 shares of capital stock; which will be divided into (1) 200,000,000 shares of Class A Common Stock, (2) 8,100,000 shares of Class B Common Stock and (3) 30,000,000 shares of Preferred Stock.

As of March 15, 2002, we had outstanding (1) 44,166,395 shares of Class A Common Stock, (2) 5,455,595 shares of Class B Common Stock and (3) no shares of Preferred Stock. We currently have reserved (1) approximately 4.7 million shares of Class A Common Stock for issuance upon exercise of outstanding options and (2) approximately 2.6 million shares of Class A Common Stock reserved for future grants under the 2001 Equity Participation Plan. Proposal 3, as described in this proxy statement, requests shareholders adopt an Amendment to the 2001 Equity Participation Plan that modifies the maximum number of shares, such that the maximum shares authorized for issuance thereunder, together with all outstanding options and unvested shares of restricted stock under the 2001 Plan, the 1996 Plan and the 1999 Plan, equals 15% of our Common Stock outstanding (excluding shares of Class A Common Stock resulting from the exercise of options currently outstanding and options that will be issued under the 2001 Plan). Consequently, if Proposal 3 is adopted, we will have reserved (1) approximately 4.7 million shares for issuance upon exercise of outstanding options and (2) approximately 2.8 million reserved for future grants under the 2001 Equity Participation Plan. In addition we have (1) approximately 5.7 million shares of Class A Common Stock reserved for issuance under our S-4 registration statements for acquisitions that we may do from time to time, (2) approximately 389,000 reserved for issuance under our Employee Stock Purchase Plan and (3) 100,000 shares of Class E Preferred Stock reserved for issuance pursuant to our shareholders rights plan.

Our Board of Directors may issue additional shares of Class A Common Stock only if the action is permissible under Florida law and the rules of The Nasdaq National Market, on which our Class A Common Stock is quoted. For example, if our Board of Directors were to make a stock acquisition which resulted in an increase of 20% or more in the number of shares of our Common Stock outstanding, or 20% or more of the voting power outstanding, the Nasdaq Marketplace Rules would require shareholder approval. In addition, the Nasdaq Marketplace Rules require shareholder approval if we issue shares of our Class A Common Stock, in connection with a transaction other than a public offering, where the shares (1) were issued at a price less than the greater of book or market value and (2) represented 20% or more of the number of shares of our Common Stock outstanding or 20% or more of the voting power outstanding.

Dilutive Effect of Additional Class A Common Stock

The issuance of additional shares of Class A Common Stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Class A Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Class A Common Stock or limit our ability to raise additional capital. Holders of our Class A Common Stock have no preemptive rights.

Possible Anti-Takeover Effects

In addition to financing purposes, we could also issue shares of Class A Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the shareholders and SBA, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of us. Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of our Class A Common Stock, on any merger, sale or exchange of assets by us or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of us should the Board of Directors consider the action of such entity or person not to be in the best interest of our shareholders.

Vote Required

The affirmative vote of the holders of not less than a majority of our outstanding shares of Common Stock, is required for approval of the amendment increasing the number of authorized shares of Class A Common Stock from 100,000,000 shares to 200,000,000 shares and to increase the total number of authorized shares of all classes of stock that may be issued from 138,100,000 shares to 238,100,000 shares. You may vote in favor of or against the proposal or you may abstain. Broker non-votes and abstentions will have the same effect as negative votes.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the adoption of the amendment to our Articles of Incorporation to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares to 200,000,000 shares and to increase the total number of authorized shares of all classes of stock that may be issued from 138,100,000 shares to 238,100,000 shares.

PROPOSAL 3
AMENDMENT TO 2001 EQUITY PARTICIPATION PLAN

Proposal

On March 28, 2002, the Board of Directors, subject to shareholder approval, approved an amendment to the 2001 Equity Participation Plan (the “2001 Plan”) to (1) modify the maximum number of shares, such that the maximum shares authorized for issuance thereunder, together with all outstanding options and unvested shares of restricted stock under the 2001 Plan, the 1996 Plan and the 1999 Plan, equals 15% of our Common Stock outstanding (excluding shares of Class A Common Stock resulting from the exercise of options currently outstanding and options that will be issued under the 2001 Plan), (2) establish a limit on the number of shares that may be issued pursuant to below fair market value options or as restricted stock, (3) modify the 2001 Plan to prohibit repricing or exchanges of stock options without shareholder approval, (4) clarify that a “Change of Control” is deemed to occur when certain corporate events are consummated and (5) make certain other administrative changes to the 2001 Plan (the “2001 Plan Amendment”). The amendment of the maximum number of shares authorized under the 2001 Plan would result in an initial increase to availability of approximately 300,000 shares. The Board of Directors believes that equity interests have been and will continue to be a significant factor in the ability to attract, retain and motivate the officers, directors and employees that are critical to our long-term success. We believe that by using stock options as a component of our employees’ compensation, we align the financial interests of our employees with the financial interests of our shareholders. Our rapid growth and our efforts over the past few years to shift a greater proportion of employee compensation to stock options rather than cash-based compensation has increased our need to grant employee stock options in order to recruit and retain our employees and officers in our very competitive industry.

The principle purpose of the 2001 Plan Amendment is to modify the maximum number of shares of the 2001 Plan so that the total number of shares authorized for issuance thereunder, together with all outstanding options and unvested shares of restricted stock under the 2001 Plan, the 1996 Stock Option Plan (the “1996 Plan”) and the 1999 Equity Participation Plan (the “1999 Plan”), equals 15% of our Common Stock outstanding (“CSO”) (excluding shares of Class A Common Stock resulting from the exercise of options currently outstanding and options that will be issued under the 2001 Plan). In addition, our ability to implement the Stock Option Exchange Program discussed in Proposal 4 is dependent on the approval of Proposal 3. We currently do not have sufficient shares of Class A Common Stock in the 2001 Plan to effect the exchange, and we are not able to issue any replacements under the 1996 Plan or 1999 Plan as our Board of Directors closed each of those plans upon adoption of each successor plan.

Originally, the total number of shares of Class A Common Stock authorized for issuance under the 2001 Plan was 5.0 million shares. Currently we have 2.1 million shares that are reserved for issuance pursuant to options outstanding under the 2001 Plan and 2.6 million shares available for future grants under the 2001 Plan. In addition, we have approximately 2.6 million shares of Class A Common Stock reserved for issuance under options outstanding under our other two stock option plans. The total number of remaining authorized shares for issuance equals approximately 7.3 million shares, which equals 14.8% of the CSO as of March 15, 2002. The amendment of the maximum number of shares authorized under the 2001 Plan would result in an initial increase to availability of approximately 300,000 shares; although it would be subject to subsequent increases.

The Board of Directors believes that the optimum size of the 2001 Plan, together with all outstanding options and unvested shares of restricted stock under the other plans described above, to address our needs is 15% of CSO (excluding shares of Class A Common Stock resulting from the exercise of options currently outstanding and options that will be issued under the 2001 Plan). In modifying the maximum share authorization under the 2001 Plan to a percentage of CSO, we believe there are benefits to both the company from a planning perspective and our shareholders by having certainty in maximum dilution potential. In order to maintain the size of the 2001 Plan at this level without incurring the expense of periodically soliciting shareholder approvals of increases in the number of authorized shares under the 2001 Plan, the Board of Directors recommends that the shareholders approve the 2001 Plan Amendment. Please note that this 2001 Plan Amendment will not annually increase the shares available for new grants under the 2001 Plan to equal 15% of CSO. Rather, it will increase the overall number of shares authorized for issuance to equal 15% of CSO minus all outstanding options and unvested shares of restricted stock under the 2001 Plan, the 1996 Plan and the 1999 Plan.

Further, under the terms of the 2001 Plan Amendment, CSO is calculated on a modified basis. Specifically CSO does NOT include shares of Class A Common Stock that are outstanding as a result of the exercise of stock options outstanding as of May 16, 2002 or as a result of the exercise of future stock options or restricted stock granted under the 2001 Plan. However, shares issued in acquisitions, financings or to employees or others in lieu of cash (outside of the 2001 Plan) would increase CSO. This exclusion from the definition of CSO has the effect of limiting the size of the annual increases under the 2001 Plan Amendment compared to the increases that would be obtained using a more conventional definition of common stock outstanding. For example, CSO will increase as SBA issues shares of its Class A Common Stock to finance its expansion or to acquire new businesses, but will not increase merely because options granted under the 2001 Plan are exercised or restricted stock is issued under the 2001 Plan.

In addition to modifying the maximum number of shares that may be issued under the 2001 Plan, the 2001 Plan Amendment imposes a limit on the maximum number of shares that may be issued pursuant to below fair market value options or as restricted stock grants to no more than 3% of CSO (excluding shares of Class A Common Stock resulting from the exercise of options currently outstanding and options that will be issued under the 2001 Plan). Currently the 2001 Plan does not limit the number of shares that may be outstanding pursuant to below fair market value options or as restricted stock grants.

Under the 2001 Plan, in the event of a Change of Control, certain consequences to options are triggered, such as immediate vesting, exercisability of the options for the time period provided in the applicable award agreement and certain other consequences. Under the 2001 Plan, a Change of Control is deemed to occur, unless the Board otherwise directs by resolution adopted prior thereto, if, among other things, our shareholders approve (1) our merger or consolidation with another entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or consolidation or (2) a plan of our complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets. The 2001 Plan Amendment modifies these provisions, and clarifies that a Change of Control is deemed to occur only upon the consummation of the corporate events described in 1 and 2 above, not upon shareholder approval. Although, generally shareholder approval and consummation occur nearly concurrently, there are rare occurrences due to regulatory or governmental approvals, that there could be a significant interval between shareholder approval and consummation. The 2001 Plan Amendment confirms that a Change of Control is deemed to occur, and consequently the immediate vesting of options and other consequences of a Change of Control will occur, only upon consummation of the corporate event.

Finally, the 2001 Plan Amendment imposes a new restriction that shareholders approve any future repricings or option exchanges that are implemented for purposes of reducing the exercise price of all or a significant amount of the outstanding stock options, such as the Stock Option Exchange Program that is the subject of Proposal 4. Currently, the 2001 Plan does not require shareholder approval before either of these types of transactions could be consummated.

As of March 15, 2002, options for approximately 2.1 million shares of Class A Common Stock were outstanding under the 2001 Plan at exercise prices ranging from $0.05 to $34.09 per share. As of that date, approximately 2.6 million shares of Class A Common Stock were available for future grants. On March 28, 2002, the closing price per share of our Class A Common Stock was $3.29 per share.

Vote Required

A majority of the votes cast on the proposal by holders of outstanding shares of Common Stock is required to approve the proposal to adopt the 2001 Plan Amendment. You may vote in favor of or against the proposal or you may abstain. If you abstain, your vote will be counted for purposes of determining a quorum, but will have no effect on the proposal. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the approval of the 2001 Plan Amendment.

Summary of the 2001 Equity Participation Plan

The following summary of the material features of the 2001 Plan, as amended and restated to reflect the adoption of the Plan Amendment, is qualified in its entirety by reference to the full text of the 2001 Plan, which has been filed with the SEC and will be made available upon request.

Purpose, participants, effective date and duration.  We adopted the 2001 Plan effective March 15, 2001. The purpose of the 2001 Plan is to encourage employees, directors and consultants of SBA and its Subsidiaries (a Subsidiary is a corporation or other business organization the voting power or equity interests of which are at least 50% owned by SBA, directly or indirectly), who render services of special importance to the management, operation or development of SBA or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of, SBA or a Subsidiary (the “Participants”), to continue their association with SBA and its Subsidiaries by providing favorable opportunities for them to participate in the ownership of SBA and in its future growth through the granting of options to acquire shares of the Class A Common Stock.

Shares subject to the 2001 Plan.  The 2001 Plan currently provides that Awards under the 2001 Plan may be made in shares of Class A Common Stock. However, the 2001 Plan currently limits the number of shares of Class A Common Stock for which Awards may be granted to an aggregate of 5,000,000 shares. On March 28, 2002, the Board of Directors approved, subject to shareholder approval, the 2001 Plan Amendment to the 2001 Plan providing for the maximum number of shares of Class A Common Stock for which Awards may be granted to a fixed percentage equal to 15% of Common Stock outstanding, as adjusted (“CSO”). For purposes of the 2001 Plan, CSO is calculated as 15% of the aggregate amount of Class A Common Stock and Class B Common Stock outstanding as of the date of calculation minus the aggregate of (1) the number of shares of Class A Common Stock outstanding as a result of the exercise of options outstanding as of May 16, 2002 and (2) the number of shares of Class A Common Stock issued as Awards under the 2001 Plan subsequent to May 16, 2002. Approval of this 2001 Plan Amendment by shareholders is the subject of this Proposal 3 of this proxy statement.

In the event of any change in the number or kind of Class A Common Stock outstanding pursuant to a reorganization, subdivision, consolidation, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made (1) to the number of shares subject to outstanding options, (2) in the exercise price per share of outstanding options and (3) in the kind of shares which may be issued under the 2001 Plan. The validity of stock options previously issued and the ability of holders of options to exercise such options shall not be affected if for any reason the aggregate amount of options outstanding under the 1996 Plan, the 1999 Plan and the 2001 Plan exceeds 15% of CSO (as calculated on a modified basis as described above).

Types of Awards.  Awards under the 2001 Plan may consist of any of incentive stock options, non-qualified stock options, restricted stock and other awards that are valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock approved by the Compensation Committee; provided, however, that in no case (1) may the number of shares with respect to which incentive stock options (“ISOs”) may be granted exceed 7,500,000 shares and (2) may the aggregate amount of shares issued with respect to below fair market value options or as restricted stock exceed 3% of CSO. Shares subject to options or awards, which are forfeited, settled for cash or otherwise terminate, are surrendered to pay for option exercises, expire unexercised or are canceled without delivery of shares, will again become available for grant under the 2001 Plan.

Administration.  The 2001 Plan is administered by the Compensation Committee, which must consist solely of at least two directors who are both “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code.

Subject to the terms of the 2001 Plan, the Compensation Committee has authority to: (1) select the persons to whom options shall be granted; (2) determine the number or value and the terms and conditions of options granted to each such person, including the price per share to be paid upon exercise of any option and the period within which each such option may be exercised; and (3) interpret the 2001 Plan and prescribe rules and regulations for the administration thereof.

Eligibility for Participation.  Full and part-time employees, consultants, independent contractors, officers and directors (or employees, officers, or directors of any current or future subsidiaries of SBA) are eligible to receive grants under the 2001 Plan (“Participants”). As of March 15, 2002, we had 1,096 employees (including 5 executive officers) and four non-employee directors. Other than the initial grant to non-employee directors, the grant of options under the 2001 Plan is discretionary and we cannot now determine the number of options to be granted in the future to any particular person or group.

The 2001 Plan provides that all non-employee directors, initially elected or appointed to the Board of Directors after March 15, 2001, will automatically be granted non-qualified stock options to purchase 50,000 shares of Class A Common Stock with a per share exercise price equal to the fair market value per share at the grant date. Such options will vest and become exercisable in equal annual installments on each of the first five anniversaries of the grant date so long as the person continues to serve as a director. Additionally, beginning in 2001, each non-employee director who on July 1 of each fiscal year has served as director for more than one year will be entitled to receive a grant of non-qualified stock options to purchase a number of shares of Class A Common Stock with a per share exercise price equal to the fair market value per share at the grant date. Each of these annual grants of options will fully vest and become exercisable on the first anniversary of the grant date. The number of shares will be determined by the full Board of Directors annually in advance of each July 1. There are currently four non-employee directors.

Options, Term and Exercise Price.  Unless otherwise determined by the Compensation Committee, the exercise price of the Class A Common Stock subject to an option is the fair market value of the stock on the date the option is granted. However, ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise price of not less than 110% of the fair market value of the Class A Common Stock on the grant date.

The Compensation Committee determines the option exercise period for each option, not to exceed ten years from the grant date, except that ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise period of not greater than five years.

Transferability of Options.  In general, options are not transferable, except by will or the laws of descent or distribution. However, the 2001 Plan permits a grantee to transfer nonqualified stock options to family members or entities (including trusts) established for the benefit of the grantee or the grantee’s family members; provided that the transferred option must continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer and any other transfer allowed by applicable securities laws.

Awards under the 2001 Plan.  The 2001 Plan provides that the Compensation Committee may grant or issue stock options, restricted stock, stock appreciation rights and other equity based instruments approved by the Compensation Committee or any combination thereof to any eligible employee, consultant, independent contractor, officer, or director. Each such award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award. The maximum number of shares of Class A Common Stock that may be subject to options granted to an employee covered by the Internal Revenue Code Section 162(m) during any calendar year is 500,000.

Nonqualified Stock Options, (“NQSOs”), will provide for the right to purchase Class A Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the grant date (but not less than par value), and usually will vest in one or more installments after the grant date, subject to the participant’s continued employment with us; provided, that the Compensation Committee may modify any of these terms, in its discretion, at the time of the grant. NQSOs may be granted for any term specified by the Compensation Committee.

Incentive Stock Options will be designed to comply with certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs (i) must have an exercise price not less than the fair market value of a share of Class A Common Stock on the grant date; (ii) may only be granted to employees; (iii) must expire within a specified period of time following the optionee’s termination of employment; and (iv) must be exercised within ten years after the grant date, but may be subsequently modified to disqualify them for treatment as ISOs.

Restricted stock may be issued to participants and made subject to such restrictions as may be determined by the Compensation Committee. Restricted stock shall be forfeited if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Holders of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Other awards that are valued in whole or in part by reference to, or otherwise based on, the Class A Common Stock may also be granted to participants as may be determined by the Compensation Committee. These awards include, but are not limited to, dividend equivalent awards, deferred stock awards, stock payment awards and stock appreciation rights.

Amendment and Termination of the 2001 Plan.  The Board of Directors may amend or terminate the 2001 Plan at any time, provided that shareholder approval is required for any amendment that requires shareholder approval in accordance with the regulations issued under Section 16 of the Securities Exchange Act of 1934 and any amendment that would impair the rights of a grantee requires the grantee’s consent. The 2001 Plan will terminate on March 15, 2011 unless terminated earlier by the Board of Directors. Awards granted prior to March 15, 2011 may extend beyond that date.

Adjustment Provisions.  If there is any change in the Class A Common Stock as a result of a stock dividend, recapitalization, stock split, or combination or exchange of the Class A Common Stock, or a merger, reorganization or consolidation of SBA or any other change in the capital structure made without the receipt of consideration, then unless such event results in the termination of all outstanding grants under the 2001 Plan, the number of and class of shares available for grants and the number and class of such shares covered by outstanding grants, and the price per share or the applicable market value of such grants, will be proportionately adjusted by the Compensation Committee to reflect any increase or decrease in the number or kind of issued shares of Class A Common Stock.

Change in Control of SBA.  Unless otherwise determined by the Board of Directors in the event of a change in control, options granted under the 2001 Plan will fully vest and become immediately exercisable and the restrictions on any restricted stock grants will lapse.

Federal Income Tax Consequences.  Set forth below is a general description of the federal income tax consequences relating to grants under the 2001 Plan.

Non-Qualified Stock Options.  There are no federal income tax consequences to grantees or to SBA upon the grant of an NQSO under the 2001 Plan. Upon the exercise of NQSOs, grantees will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and SBA generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of an NQSO, a grantee will have a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the grantee’s adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the grantee at the time of exercise of the NQSO).

Incentive Stock Options.  Grantees will not be subject to federal income taxation upon the grant or exercise of ISOs granted under the 2001 Plan, and SBA will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price of the ISO (or the grantee’s other tax basis in the shares) is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the ISO. A sale of shares acquired by exercise of an ISO that occurs at least one year after the exercise or two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price of the ISO (or the grantee’s other tax basis in the shares), and SBA will not be entitled to any tax deduction in connection with the sale.

Generally, if the sale occurs within one year from the date of exercise of the ISO or within two years from the grant date (a “disqualifying disposition”) and is a transaction in which the amount realized is less than the fair market value of the Class A Common Stock at the date of exercise, the grantee will recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price (or the grantee’s other tax basis in the shares), or (ii) the excess of the amount realized on the sale of the shares over the exercise price (or the grantee’s other tax basis in the shares). Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending upon the length of time the shares were held. SBA generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the grantee.

Restricted Stock.  A grantee normally will not recognize taxable income upon the award of a restricted stock grant, and SBA will not be entitled to a deduction, until such stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the Class A Common Stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary compensation income in an amount equal to the fair market value of the Class A Common Stock at that time and SBA will be entitled to a deduction in the same amount. A grantee may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the Class A Common Stock at that time, determined without regard to the restrictions. In this event, SBA will be entitled to a deduction in the same year. Any gain or loss recognized by the grantee upon subsequent disposition of the Class A Common Stock will be capital gain or loss. If, after making the election, any Class A Common Stock subject to a restricted stock grant is forfeited, or if the market value declines during the restriction period, the grantee will not be entitled to any tax deduction or tax refund.

PROPOSAL 4
STOCK OPTION EXCHANGE PROGRAM

Proposal

On March 28, 2002, our Board of Directors approved a proposal to permit us to offer our employees a one-time opportunity to exchange any or all of their outstanding options with an exercise price in excess of $8.00 per share, for new options, to be granted at least six months and one day from the cancellation of the outstanding options, with an exercise price equal to the greater of: (1) $8.00; or (2) the fair market value of our Class A Common Stock on the grant date (the “Stock Option Exchange Program”). Employees may exchange options issued under our 1996 Stock Option Plan, 1999 Equity Participation Plan and 2001 Equity Participation Plan (collectively referred to as the “Plans”).

Purpose

Our Board of Directors believes that it is in our best interest to implement the Stock Option Exchange Program. Under the Stock Option Exchange Program, our employees will be given a one-time opportunity to exchange three (3) outstanding stock options for two (2) new stock options at a new exercise price. We believe that the Stock Option Exchange Program will be an integral factor to us retaining valuable members of our workforce who will play an essential role in our ability to succeed in this challenging business environment. We have designed the Stock Option Exchange Program to minimize the potential dilutive effect of the program while providing employees the continued incentives associated with equity-based compensation. Specifically, the Stock Option Exchange Program is not available to our directors, former employees, retirees or three of the five Named Executive Officers; (2) vesting for all of the new options will restart so as to encourage employee retention; and (3) the term of the new options will be the term remaining on the surrendered options or five years, whichever is greater, thereby allowing us to provide a full vesting schedule aimed to foster retention.

Stock options are a critical component of our compensation arrangements for a significant number of employees. Our compensation philosophy is that a meaningful component of the compensation of a certain number of our employees should be based directly upon the value of long-term incentive compensation in the form of stock option awards so as to align the financial interests of our employees with those of our shareholders. We believe that providing employees with the opportunities to acquire significant stakes in our growth and prosperity will (1) encourage our employees to act as owners, which helps to align their interests with shareholders and (2) incentivize and reward employees for sound business management, the accomplishment of short-term and long-term strategic and operational objectives and improvement in shareholder value which are essential to our ongoing success. We grant stock options to motivate and reward our employees for achieving key operational and financial goals and to encourage them to continue their employment with us.

The trading price of our Class A Common Stock has suffered a dramatic, steep and sustained decline since March 2001. We attribute this decline to general economic conditions and investor concerns with the financial condition and growth prospects of wireless carriers, including the availability of capital and the willingness of wireless service providers to utilize capital to expand their networks, and the resulting investor concerns with the financial conditions and growth prospects of the company and the tower industry as a whole. While we are optimistic about our future, in light of the recent general economic slowdown, it is unknown when investor perceptions regarding the financial condition and prospects for the wireless carriers and our industry will improve.

One consequence of this decrease in our stock price is that many options currently held by employees were granted at an exercise price considerably higher than the current trading price of our Class A Common Stock. This difference between the exercise price and the trading price has rendered these options without value, unless our stock price returns to its previous levels. The fact that a substantial amount of stock options are significantly

“underwater” and may continue to be so for the near term, may negatively impact such options serving as a meaningful and positive part of our compensation and retention programs.

We believe that the Stock Option Exchange Program is critical to provide positive motivation to, and to avoid the potential loss of, our key employees, all of whom hold options with an exercise price significantly higher than the current trading price of our Class A Common Stock. With a reduced likelihood of achieving prior expectations from these “underwater” stock options, such key employees may have an incentive to seek alternative employment with our competitors and other owners and operators of wireless communications towers with low current trading prices, and secure stock options at these other companies at an attractively low exercise price. The loss of these employees would have a detrimental effect on our business and financial results.

The Stock Option Exchange Program provides us with a fresh start to motivate and reward our employees for their role in achieving operational and financial goals and increasing shareholder value. By realigning the exercise prices of previously granted stock options more closely with the current market price of our Class A Common Stock, the Stock Option Exchange Program increases our employees’ opportunity to realize value from their stock options. We have structured the Stock Option Exchange Program to strike a balance between shareholders’ interests and those of our employees. This is most evident by the manner in which the stock options will be exchanged. Employees participating in the Stock Option Exchange Program will receive new options for a lesser number of options than the options they surrender as they will receive two (2) new options for every three (3) current options they surrender. In addition, the new options will be issued with an exercise price equal to the greater of $8.00 or fair market value on the grant date. This approach is designed to limit dilution in the ownership of our current shareholders.

Although shareholder approval of the Stock Option Exchange Program is not required by law, by any regulations or by the terms of our Plans, we believe that sound corporate governance dictates that the Stock Option Exchange Program not be implemented unless it is approved by the shareholders. Therefore, we will not implement the Stock Option Exchange Program unless it is approved by the shareholders. The only amendment necessary to implement the Stock Option Exchange Program is the amendment to the 2001 Plan discussed in Proposal 3 to increase the number of shares covered by the 2001 Plan.

Background

As of March 15, 2002, the closing sale price of our Class A Common Stock as quoted on The Nasdaq National Market System was $4.13 per share. As of such date, we had options to purchase an aggregate of 4.7 million shares of our Class A Common Stock outstanding under our Plans, of which options to purchase 3.9 million shares had exercise prices in excess of $8.00. These options with exercise prices in excess of $8.00 have exercise prices ranging from $8.20 to $52.50 with a weighted average exercise price of $21.48. Approximately 922 employees (excluding those executive officers who are not eligible to participate) hold options with exercise prices in excess of $8.00. Each of these options was granted under the 1996 Plan, the 1999 Plan or the 2001 Plan. The shares of Class A Common Stock for which the options will be exercisable have been registered with the Securities and Exchange Commission.

The new options will be granted under the 2001 Plan. The vesting schedule will be restarted for all new options, with 25% of the options vesting on each of the six (6) month, eighteen (18) month, thirty (30) month, and forty-two (42) month anniversary of the grant date of the new options. The term of the new options will be the term remaining on the surrendered options, or five years, whichever is greater, thereby allowing us to provide a full vesting schedule aimed to foster retention. The exercise price and the number of shares underlying the new options will be different from the surrendered options, as more fully described below. All of the other terms and conditions of the new options will be governed by the terms and conditions of the 2001 Plan.

Description of Stock Option Exchange Program

Grant of New Options.  Under the Stock Option Exchange Program, our eligible employees may make a one-time election to cancel those existing stock options with an exercise price in excess of $8.00 and exchange them for new options. If shareholders approve the Stock Option Exchange Program, we will launch a tender offer in connection with the Stock Option Exchange Program on or around May 20, 2002. The tender offer will be open for at least twenty (20) business days. The new options will be issued on the first business day that is at least six months and one day after the cancellation of the existing options. Participation in the Stock Option Exchange Program is voluntary. In participating in the Stock Option Exchange Program, an employee may elect to cancel some or all of his or her options that are eligible to participate in the Stock Option Exchange Program.

Persons Eligible to Participate in the Stock Option Exchange Program.  The Stock Option Exchange Program is open to all of our employees, the employees of our participating subsidiaries and certain of our executive officers. The Stock Option Exchange Program is not available to our directors, former employees, retirees or three of the five Named Executive Officers. Specifically, Mr. Bernstein, our Chairman, Mr. Stoops, our President and Chief Executive Officer and Mr. Bizick, our former Chief Operating Officer, are not eligible to participate.

Options Eligible for Exchange under the Stock Option Exchange Program.  All options granted under the Plans having an exercise price in excess of $8.00 will be eligible for exchange under the Stock Option Exchange Program.

Number of New Options.  The Stock Option Exchange Program is based on a value-for-value exchange; therefore two (2) new options will be granted for every three (3) existing options surrendered by employees participating in the Stock Option Exchange Program.

Exercise Price of New Options.  All new options will be granted with an exercise price equal to the greater of: (1) $8.00 or (2) the fair market value of our Class A Common Stock on the grant date. For example, if on the date preceding the grant date of the new options, the closing sales price of our Class A Common Stock is $5.50, an employee who surrendered options pursuant to the Stock Option Exchange Program will be granted new options with an exercise price of $8.00. However, if the closing sales price of our Class A Common Stock is $9.50 on the date preceding the grant date, an employee who surrendered options pursuant to the Stock Option Exchange Program will be granted new options with an exercise price of $9.50.

Vesting of New Options.  Vesting for all of the new options will restart; 25% of the new options will vest on each of the six (6) month, eighteen (18) month, thirty (30) month and forty-two (42) month anniversary of the grant date of the new options. Therefore, employees who elect to participate in the Stock Option Exchange Program will lose the benefit of any currently vested options that are accepted for exchange and cancelled pursuant to the Stock Option Exchange Program. For example, an employee surrendering 30,000 options originally granted in January 2000 that vested equally over four years (7,500 annually on the first through fourth anniversaries of the initial grant), will receive 20,000 options that vest equally in the following manner: 5,000 options vest on each of the six (6) month anniversary, eighteen (18) month anniversary, thirty (30) month anniversary and forty-two (42) month anniversary of the grant date of the new options. This employee does not receive the benefit of the 15,000 options that previously vested under the vesting schedule of the surrendered options.

Term of New Options.  The term of the new options will be the term remaining on the surrendered options or five years, whichever is greater, thereby allowing us to provide a full vesting schedule aimed to foster retention.

Other Terms and Conditions of New Options.  All of the other terms and conditions of the new options will be as set forth in the 2001 Plan.

Implementation of the Stock Option Exchange Program.  Our Board of Directors authorized the adoption of the Stock Option Exchange Program on March 28, 2002, subject to shareholder approval. If shareholders approve the Stock Option Exchange Program, eligible employees will be offered the opportunity to participate in the Stock Option Exchange Program under an Offer of Exchange to be filed with the Securities and Exchange Commission and distributed to all eligible employees on or around May 20, 2002. Employees will be given a short election period in which to accept the offer of the new options in exchange for the surrender of all their existing options. For those employees who choose to participate in the Stock Option Exchange Program, all of their current options which they elect to surrender will be cancelled on the last day of this election period. The new options will be granted on the first business day that is at least six months and one day after the cancellation of the existing options.

New Plan Benefits.  The following table provides certain information regarding options currently held by each Named Executive Officer (other than Messrs. Bernstein, Stoops and Bizick who are not eligible to participate), Named Executive Officers as a group, executive officers as a group and employees (other than executive officers) as a group who would be eligible for inclusion in the Stock Option Exchange Program, if the Stock Option Exchange Program had been commenced on March 15, 2002 based on their currently existing options with an exercise price in excess of $8.00.

Name and Position	Maximum Number of Shares of Class A Common Stock Underlying Existing Options that may be Cancelled	Exercise Price of Existing Options(1)	Maximum Number of Shares of Class A Common Stock Underlying New Options
Thomas P. Hunt Senior Vice President and General Counsel	100,000	$12.94 - $39.00	66,667

John Marino Senior Vice President and Chief Financial Officer	217,139	$9.00 - $35.88	144,759

All Named Executive Officers as a group (2 persons)(2)	317,139	$9.00 - $39.00	211,426

All executive officers as a group (3 persons)(3)	477,139	$9.00 - $39.00	318,093

All employees (other than executive officers) as a group (919 persons)	2,760,002	$8.20 - $52.50	1,839,999

(1)	Given as a range of the lowest to the highest price.
(2)	Excludes the options held by Messrs. Bernstein, Stoops and Bizick, as they are ineligible to participate in the Stock Option Exchange Program.
(3)	Excludes the options held by Messrs. Bernstein and Stoops, as they are ineligible to participate in the Stock Option Exchange Program.

Because the decision whether to participate in the Stock Option Exchange Program is completely voluntary, we are not able to predict who will participate or how many options any particular group of employees will elect to exchange.

Accounting Treatment.  The new options granted in the Stock Option Exchange Program will receive fixed accounting in the same manner as our existing options under which compensation cost is not recognized on those issuances where the exercise price equals or exceeds the market price of the underlying Class A Common Stock on the grant date.

U.S. Federal Income Tax Consequences.  The exchange should be treated as a non-taxable exchange and no income for U.S. Federal income tax purposes should be recognized by the employees or us upon the grant of the new options.

Effect on Shareholders.  We are not able to predict with any degree of certainty the impact the Stock Option Exchange Program will have on shareholder rights because we are unable to predict how many option holders will exchange their options or what will be the future market price of our Class A Common Stock. There is a risk that employees will not see the Stock Option Exchange Program as a sufficient incentive to motivate and retain them as employees. Because the new options will have a lower exercise price, the price of our Class A Common Stock would have to increase less before option holders would be likely to exercise their options. This risk is partially offset by the fact that option holders who currently hold vested options and elect to participate in the Stock Option Exchange Program will restart their vesting period with the new options, and therefore will not be able to exercise their options for a longer period of time. As additional shares of our Class A Common Stock are issued upon option exercises, existing shareholders will be proportionately diluted.

Proposed Plan Amendments.  The only amendment necessary to implement the Stock Option Exchange Program is the amendment to the 2001 Plan discussed in Proposal 3 to increase the number of shares covered by the 2001 Plan.

Vote Required

A majority of the votes cast on the proposal by holders of outstanding shares of Common Stock is required to approve the proposal to adopt the Stock Option Exchange Program. You may vote in favor of or against the proposal or you may abstain. If you abstain, your vote will be counted for purposes of determining a quorum, but will have no effect on the proposal. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the adoption of the Stock Option Exchange Program.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young LLP has been selected by our Board of Directors to serve as our independent certified public accountant for the fiscal year ending December 31, 2002. Arthur Andersen LLP served as our independent certified public accountant for the fiscal year ended December 31, 2001. On April 11, 2002, our Board of Directors, upon recommendation of the Audit Committee, terminated Arthur Andersen LLP’s engagement as our independent certified public accountant and engaged Ernst & Young LLP to serve as our independent certified public accountant for the fiscal year ending December 31, 2002, effective immediately.

Arthur Andersen LLP’s reports on our consolidated financial statements for each of the year’s ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000, and through the date hereof, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided Arthur Andersen LLP with a copy of the foregoing disclosures. We filed with our Form 8-K, on April 15, 2002, as Exhibit 16.1, a copy of Arthur Andersen LLP’s letter, dated April 11, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date hereof, we did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Representatives from Arthur Andersen LLP and from Ernst & Young LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire, and will be available to answer questions.

GENERAL INFORMATION

Other Matters.  The Board of Directors does not intend to present any matter for action at this meeting other than the matters described in this proxy statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

Multiple Shareholders Sharing the Same Address.  Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. This practice is known as “householding.” Shareholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the shareholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a shareholder wishes to receive a separate proxy statement for the 2002 Annual Meeting or a 2001 Annual Report, the shareholder may receive printed copies by contacting SBA Communications Corporation Investor Relations, 5900 Broken Sound Parkway NW, Boca Raton, Florida 33487 by mail or by calling (561) 995-7670.

Any shareholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact SBA Communications Corporation Investor Relations by mail or telephone as instructed above. Any shareholders sharing an address whose shares of Common Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

Shareholder Proposals for 2003 Annual Meeting.  Shareholder proposals should be sent to SBA at the address set forth in the Notice of Annual Meeting of Shareholders. The deadline for submission of shareholder proposals pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in our proxy statement for the 2003 Annual Meeting of Shareholders is December 17, 2002. Additionally, SBA must receive notice of any shareholder proposal to be submitted at the 2003 Annual Meeting of Shareholders (but not required to be included in our proxy statement) by March 2, 2003, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

Expenses of Solicitation.  Proxies will be solicited by mail, telephone, or other means of communication. Solicitation also may be made by our directors, officers and regular employees. The entire cost of solicitation will be borne by SBA.

By	Order of the Board of Directors,

ST	EVEN E. BERNSTEIN
Ch	airman

Boca Raton, Florida
April 16, 2002

Exhibit A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION, AS AMENDED AND RESTATED,

OF

SBA COMMUNICATIONS CORPORATION

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:

ITEM I

The name of the Company is SBA Communications Corporation (the “Corporation”).

ITEM II

Article III—Capital Stock, Section A—Authorized Shares of the Amended and Restated Articles of Incorporation of the Corporation is hereby deleted in its entirety, and the following language is inserted in lieu thereof:

“ARTICLE III.

Capital Stock

A.    AUTHORIZED SHARES

The total number of shares of all classes of stock that the Company shall have the authority to issue is Two Hundred Thirty-Eight Million One Hundred Thousand (238,100,000) shares, of which Thirty Million (30,000,000) shares shall be Preferred Stock, having a par value of $0.01 per share (“Preferred Stock”), Two Hundred Million (200,000,000) shares shall be classified as Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) and Eight Million One Hundred Thousand (8,100,000) shares shall be classified as Class B Common Stock, par value $0.01 per share (“Class B Common Stock”) (collectively, together with the Class A Common Stock, the “Common Stock”). The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Common Stock or Preferred Stock and the issuance thereof in one or more classes or series without the approval of the shareholders of the Corporation.”

ITEM III

The foregoing amendment to the Corporation’s Articles of Incorporation was duly authorized by the Corporation’s Board of Directors on March 28, 2002, and pursuant to Section 607.1003 of the Florida Business Corporation Act was recommended to the holders of the Corporation’s Class A Common Stock and Class B

A-1

Common Stock as set forth in the Corporation’s Proxy Statement dated April 16, 2002. At the Annual Meeting of the Shareholders of the Corporation held on May 16, 2002, the foregoing amendment was approved by the holders of the Class A Common Stock and Class B Common Stock, voting as a single class. The number of votes cast for the foregoing amendment by the holders of the Class A Common Stock and the Class B Common Stock, voting as a single class, were sufficient for approval.

ITEM IV

In accordance with Section 607.0123 of the Florida Business Corporation Act, this amendment to the Corporation’s Amended and Restated Articles of Incorporation shall be effective immediately upon filing with the Florida Department of State.

The undersigned has executed these Articles of Amendment to the Corporation’s Amended and Restated Articles of Incorporation this 16th day of May, 2002.

Jef	frey A. Stoops
Pre	sident and Chief Executive Officer

A-2

Appendix 1

SBA COMMUNICATIONS CORPORATION
2001 EQUITY PARTICIPATION PLAN

As Amended and Restated on May 16, 2002

        1.    ESTABLISHMENT, EFFECTIVE DATE AND TERM

SBA COMMUNICATIONS CORPORATION, a Florida corporation (“SBA”), hereby establishes the “SBA Communications Corporation 2001 Equity Participation Plan.” Subject to ratification within twelve (12) months by an affirmative vote of a majority of SBA’s shareholders, either in person or by proxy, present and entitled to vote at the Annual Meeting, the effective date of the Plan shall be March 15, 2001 (the “Effective Date”), which is the date that the Plan was approved and adopted by the Board of Directors of SBA. Unless earlier terminated pursuant to Section 13 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

        2.    PURPOSE

The purpose of the Plan is to advance the interests of SBA by allowing SBA to attract, retain and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in SBA which thereby will create a stronger incentive to expend maximum effort for the growth and success of SBA and its subsidiaries.

        3.    DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below:

“Adjusted Common Stock Outstanding” shall mean the aggregate of the number of shares of Class A Common Stock and Class B Common Stock outstanding, less (i) shares of Class A Common Stock issued pursuant to the exercise of an option (x) awarded under the Company’s 1996 Stock Option Plan, the 1999 Equity Participation Plan, or this Plan and (y) outstanding as of May 16, 2002, (ii) any unvested shares of restricted Class A Common Stock (x) granted under the Company’s 1996 Stock Option Plan, the 1999 Equity Participation Plan, or this Plan and (y) outstanding as of May 16, 2002 and (iii) shares of Class A Common Stock issued as Awards subsequent to May 16, 2002 under this Plan.

“Appreciation Date” shall mean the date designated by a holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

“Award” shall mean, individually or collectively, an Option, Restricted Stock Unit or any other award granted pursuant to the Plan.

“Award Agreement” shall mean, individually or collectively, an Option Agreement, Restricted Stock Unit Agreement or any other agreement entered into pursuant to the Plan.

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“Award Period” shall mean a period of time within which Performance Criteria is measured for the purpose of determining whether an Award subject to performance restrictions has been earned.

“Award Shares” shall mean shares of Class A Common Stock issued pursuant to an Award.

“Board” shall mean the Board of Directors of SBA.

“Cause” shall mean (i) failure or refusal of the Participant to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Participant in the performance of his duties, (iii) commission by the Participant of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Participant’s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company; provided, however, that if the Participant and the Company have entered into an employment agreement which defines “cause” for purposes of such agreement, “cause” shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment or service is for Cause.

“Change in Control” shall, unless the Board otherwise directs by resolution adopted prior thereto, be deemed to occur if

(i) any person or related group of persons (other than SBA or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of SBA’s outstanding securities pursuant to a tender or exchange offer made directly to SBA’s shareholders which the Board does not recommend such shareholders to accept; or

(ii) there is a change in the composition of the Board over a period of twenty four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

(iii) the consummation of a merger or consolidation of SBA with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of SBA outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of SBA or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of SBA (or similar transaction) in which no person acquires more than 25% of the combined voting power of SBA’s then outstanding securities shall not constitute a Change in Control; or

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(iv) the complete liquidation of SBA or the sale or disposition by SBA of all or substantially all of SBA’s assets.

“Class A Common Stock” shall mean the Class A Common Stock of SBA, par value $0.01 per share.

“Class B Common Stock” shall mean the Class B Common Stock of SBA, par value $0.01 per share.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee or any other committee appointed by the Board to administer the Plan pursuant to Section 5 of the Plan. However, with respect to grants made to Independent Directors, the Committee shall mean the Board.

“Company” shall mean SBA and its subsidiaries whose financial statements are consolidated with the financial statements of SBA in accordance with accounting principles generally accepted in the United States.

“Compensation Committee” shall mean the Compensation Committee of the Board, which shall consist of two or more Independent Directors, each of whom shall be both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Code.

“Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

“Disability” shall mean “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

“Eligible Individual” shall mean any employee, officer or director of the Company or any consultant or independent contractor providing services to the Company.

“Exercise Price” shall mean the purchase price of each share of Class A Common Stock subject to an Option.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Class A Common Stock shall mean (a) the closing price of a share of Class A Common Stock on the principal exchange on which shares of Class A Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then the next preceding date on which a trade occurred, or (b) if Class A Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the last sales price for the Class A Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if the Class A Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Class A Common Stock as established by the Committee in good faith.

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“Incentive Stock Option” shall have the meaning set forth in Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is a “non-employee director,” as defined in Rule 16b-3 of the Exchange Act .

“NASDAQ” shall mean The Nasdaq National Market System.

“Non-qualified Stock Option” shall mean an Option that is not intended to meet the requirements of Section 422 of the Code.

“Option” shall mean any stock option granted pursuant to Section 7 of the Plan.

“Option Agreement” shall mean a written agreement entered into by SBA and a Participant which sets forth the terms and conditions of the Option thereby granted.

“Participant” shall mean any Eligible Individual with an outstanding Award.

“Performance Criteria” shall mean any business or performance criteria with respect to SBA, any subsidiary or any division or operating unit determined by the Board, from time to time.

“Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of SBA.

“Plan” shall mean the SBA Communications Corporation 2001 Equity Participation Plan.

“Reorganization” shall be deemed to occur if an entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin–off, split–off, split–up or similar transaction; provided, however, that the transaction shall not be a Reorganization if SBA or any subsidiary of SBA is the surviving entity.

“Restricted Stock Units” shall mean Awards granted pursuant to Section 8 of the Plan.

“Restricted Stock Unit Agreement” shall mean a written agreement entered into by SBA and a Participant which sets forth the terms and conditions of the Restricted Stock Unit thereby granted.

“Restriction Period” shall mean the period during which applicable restrictions apply to Restricted Stock Units.

“Stock Appreciation Right” or “SAR” shall mean an Award granted under Section 9 of the Plan.

“Section 424 Employee” shall mean an employee of SBA or any “subsidiary corporation” or “parent corporation” as defined in and in accordance with Code Section 424. Such term shall also include employees of a corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies.

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        4.    ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company. An individual may hold more than one Award, subject to such restrictions as are provided herein.

        5.    ADMINISTRATION

        5.1    Committee.    The Plan shall be administered by the Committee or any committee appointed by the Board consisting of not less than two (2) Directors. The Committee shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Award granted or any Award Agreement entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. All such actions and determinations shall be made by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with SBA’ Articles of Incorporation and Bylaws, and applicable law. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any Award granted under the Plan.

        5.2    Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162 (m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 5.2 shall serve in such capacity at the pleasure of the Committee.

        5.3    No Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder.

        6.    SHARES SUBJECT TO THE PLAN

The capital stock of SBA that may be issued pursuant to Awards granted under the Plan shall be shares of Class A Common Stock, which shares may be treasury shares or authorized but unissued shares. The maximum number of shares of Class A Common Stock that may be issued pursuant to Awards granted under the Plan shall be 15% of the Adjusted Common Stock Outstanding; provided, however, (i) that the maximum number of

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shares of Class A Common Stock that may be subject to Incentive Stock Options granted under the Plan shall be seven million five hundred thousand (7,500,000) shares, subject to adjustment as provided in Section 11 below and (ii) that the aggregate amount of the total Options granted with an Exercise Price less than one hundred percent (100%) of the Fair Market Value of a share of Class A Common Stock on the date the Option is granted plus the total number of Restricted Stock Units granted may not exceed 3% of the Adjusted Common Stock Outstanding. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Class A Common Stock that were subject to the unexercised portion of such Option shall become available for future Awards granted under the Plan as if such Option had not been granted. If any Restricted Stock Unit or other award is forfeited for any reason, the Class A Common Stock subject to such Award shall be available for future grants of Awards under the Plan as if such Awards had not been granted. Shares of Class A Common Stock issued pursuant to the Plan which are tendered to SBA in satisfaction, or partial satisfaction, of the Exercise Price of an Option, or withheld to satisfy any tax obligation SBA may have in connection with the exercise of an Option shall be available for future grants of Awards under the Plan.            If an Option is tendered to SBA in satisfaction, or partial satisfaction, of the Exercise Price of an Option, or used to satisfy any tax obligation SBA may have in connection with the exercise of an Option, the shares subject to such Option shall be available for future grants of Awards under the Plan.

        7.    OPTIONS

        7.1    Types of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, either as (i) an Incentive Stock Option or (ii) as a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-qualified Stock Options.

        7.2    Grant of Options. Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Class A Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted.

        7.3    Limitation on Incentive Stock Options.

                        7.3.1    Section 424 Employees. Incentive Stock Options may only be granted to Section 424 Employees. Subject to the terms and conditions of this Plan and the Option Agreement (including all vesting provisions and option periods), any and all Incentive Stock Options which an employee fails to exercise within 90 days after the date said employee ceases to be a Section 424 Employee shall automatically be classified as Non-qualified Stock Options to the extent that said Options have not otherwise been terminated.

                        7.3.2    Fair Market Value. Subject to Section 7.3.3 below, an Incentive Stock Option shall not be granted with an Exercise Price less than one hundred percent (100%) of the Fair Market Value of a share of Class A Common Stock on the date the Incentive Stock Option is granted. The Committee shall determine Fair Market Value in accordance with the provisions of Section 422 of the Code.

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                        7.3.3    Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of SBA, unless (i) the Exercise Price for each share of Class A Common Stock subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class A Common Stock on the date of grant and (ii) such Incentive Stock Option is not exercisable after the fifth (5th) anniversary of the date of grant.

                        7.3.4    Limitation on Grants. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a Non-qualified Stock Option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

                        7.3.5.    Limitation on Issuances. The aggregate amount of Incentive Stock Options granted pursuant to the Plan shall not exceed 7,500,000 shares.

        7.4    Option Agreement. All Options granted pursuant to the Plan shall be evidenced by an Option Agreement, to be executed by SBA and the Participant, in such form or forms as the Committee shall determine. Option Agreements may contain different provisions, provided, however, that all such Option Agreements shall comply with all terms of the Plan.

        7.5    Exercise Price. Subject to the limitation set forth in Section 6, the Exercise Price shall be fixed by the Committee and stated in each Option Agreement.

        7.6    Option Period. Subject to the provisions of Sections 7.3, 7.13, 7.14, 7.15 and 7.16, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease on the tenth (10th) anniversary of the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed (10) years.

        7.7    Vesting. Each Option Agreement will specify the vesting schedule applicable to the Option granted thereunder. Notwithstanding the foregoing, the Committee may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

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        7.8    Exercise. An Option that is exercisable hereunder may be exercised by delivery to SBA on any business day, at the office designated by SBA, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Class A Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

        7.9    Payment. Payment of the Exercise Price for the shares of Class A Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, through the tender to SBA of shares of Class A Common Stock, which shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by delivering a written direction to SBA that the Option be exercised pursuant to a “cashless” exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to SBA by a broker upon receipt of stock certificates from SBA) or a “cashless” exercise/loan procedure (pursuant to which the Participants would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to SBA whereby the stock certificate or certificates for the shares of Class A Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to SBA cash (or cash equivalents acceptable to SBA) equal to the Exercise Price for the shares of Class A Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that SBA may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Committee in its sole and absolute discretion, by the delivery of a promissory note of the Participant to SBA on such terms as the Committee shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv). Payment in full of the Exercise Price need not accompany the written notice of exercise if the Option is exercised pursuant to the “cashless” exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

        7.10    Issuance of Certificates. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Class A Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Class A Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 11 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

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        7.11    Use of Proceeds. The proceeds received by SBA from the sale of Class A Common Stock pursuant to Options granted under the Plan shall constitute general funds of SBA.

        7.12    Transferability. No Incentive Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution. No Non-qualified Stock Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Non-qualified Stock Options may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant’s family members or (ii) any other person, as permitted by applicable securities law. Any Option assigned or transferred pursuant to this Section 7.12 shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer; provided, however, than any Option transferred for value may not be exercised under any Registration Statement on Form S-8 and upon exercise of such transferred Option the holder would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.

        7.13    Termination of Employment. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of a Participant with the Company, other than by reason of Cause, death or Disability, any Option granted to such Participant which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination. Upon such termination, the Participant’s unvested Options shall expire and the Participant shall have no further right to purchase shares of Class A Common Stock pursuant to such unvested Option. Notwithstanding the provisions of this Section 7.13, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with SBA (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above. Unless otherwise determined by the Committee, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

        7.14    Termination of Employment for Cause. Upon termination of the employment or other service of a Participant with the Company for Cause, any Option granted to the Participant shall expire immediately and the Participant shall have no further right to purchase shares of Class A Common Stock pursuant to such Options. The Committee shall determine whether Cause exists for purposes of this Plan.

        7.15    Termination of Employment by Disability. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of a Disability of such Participant, the Participant has the right, at any time within a period not to exceed one (1) year after such termination and prior to the termination of the Option pursuant to Section 7.6 above, to exercise, in whole or in part, any vested portion of the Options held by the Participant on the date the Participant’s employment or service terminated. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with SBA

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by reason of a Disability, any unvested Options shall terminate. Notwithstanding the provisions of this Section 7.15, the Committee may provide, in its discretion, that following the termination of employment or service of a Participant with the Company (for any reason), a Participant may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 7.7 above.

        7.16    Termination of Employment by Death. Unless otherwise provided in an Option Agreement, if a Participant terminates employment or service with the Company by reason of the death of such Participant, all outstanding Options held by the Participant at the time of death shall immediately vest and the Participant’s estate, the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option (whichever is applicable) has the right, at any time prior to the termination of the Option pursuant to Section 7.6 above, to exercise, in whole or in part, any portion of the Options held by the Participant on the date the Participant’s employment or service terminated.

        7.17    Grants of Options to Independent Directors. Options granted to an Independent Director shall be made in accordance with the following provisions:

                    7.17.1    Each person who is initially elected to the Board after the Effective Date and who is an Independent Director at the time of such initial election shall automatically be granted a Non-qualified Stock Option to purchase Fifty Thousand (50,000) shares of Class A Common Stock (subject to adjustments as provided in Section 11) on the date of such initial election; provided, however, that the number of shares of Class A Common Stock subject to any Non-qualified Stock Option awarded under this Section 7.17.1 shall be reduced by the number of shares of Class A Common Stock subject to any option granted to an Independent Director pursuant to any other stock incentive plan maintained by SBA.

                    7.17.2    The Committee may make an annual grant of Non-qualified Stock Options to all Independent Directors, in an amount to be determined by the Committee in its sole discretion and subject to the applicable limitations of the Plan; provided, however, that no Option shall be granted to an Independent Director under this Section 7.17.2 during any year in which such Independent Director received an Option pursuant to Section 7.17.1.

                    7.17.3    In addition to any other grants made to Independent Directors under this Section 7.17, the Committee may from time to time grant Non-qualified Stock Options to any Independent Director, in its sole discretion, and subject to the applicable limitations of the Plan.

                    7.17.4    The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Class A Common Stock on the date the option is granted.

                    7.17.5    Subject to the provisions of this Section 7, (a) any Option granted to an Independent Director pursuant to Section 7.17.1 shall vest and become exercisable in cumulative annual installments of 20% each on the first, second, third, fourth and fifth anniversaries of the date the Non-qualified Stock Option was granted and (b) any other Options granted to an Independent Director pursuant to Sections 7.17.2 or Sections 7.17.3 shall vest and become exercisable in accordance with the terms of the Option, as determined by the

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Committee in its sole discretion; provided, however, any Option granted to an Independent Director may in the sole discretion of the Committee vest and become immediately exercisable in full upon the retirement of the Independent Director in accordance with SBA’s retirement policy applicable to directors.

                    7.17.6    The term of any Non-qualified Stock Option granted to an Independent Director shall be ten (10) years from the date the Option is granted.

                    7.17.7    No portion of an Option that is unexercisable upon a termination of the Independent Director’s services with SBA, for any reason, shall thereafter become exercisable.

                    7.17.8    Vested portions of any Options granted to an Independent Director shall not be exercisable after the first to occur of the following events:

                    (i) the expiration of twelve (12) months from the date of the Independent Director’s death or a termination of the Independent Director’s services with SBA by reason of a Disability;

                    (ii) the expiration of three (3) months from the date the Independent Director’s services with SBA are terminated for any reason other than death or Disability; or

                    (iii) the expiration of ten (10) years from the date the Option was granted.

        8.    RESTRICTED STOCK UNITS

        8.1    Grant of Restricted Stock Units. Subject to the provisions of the Plan and the limitation set forth in Section 6, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Restricted Stock Units. Each Restricted Stock Unit shall be equivalent in value to one share of Class A Common Stock. Each grant of Restricted Stock Units shall satisfy the requirements as set forth in this Section 8.

        8.2    Restricted Stock Unit Agreement. All Restricted Stock Units granted pursuant to the Plan shall be evidenced by a Restricted Stock Unit Agreement, to be executed by SBA and the Participant, in such form or forms as the Committee shall determine. Each Restricted Stock Unit Agreement shall specify the number of Restricted Stock Units awarded to the Participant, the applicable Restriction Periods and contain such provisions and restrictions (or no restrictions) as the Committee shall deem appropriate on the date the Restricted Stock Units are granted. Restricted Stock Unit Agreements may contain different provisions; provided, however, that all such Restricted Stock Unit Agreements must comply with all terms of the Plan.

        8.3    Restrictions. The Committee shall impose such restrictions (or no restrictions) on any Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, vesting restrictions, restrictions based upon the achievement of specific company-wide performance goals, divisional performance goals, individual performance goals and/or restrictions under applicable federal or state securities laws.

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        8.4    Payment. Upon expiration of the Restriction Period applicable to a Restricted Stock Unit, the Participant shall, without payment on his part, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Class A Common Stock covered by the Restricted Stock Units. Such payment shall be made in the form of Class A Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made.

        8.5    Dividend Equivalents. A Participant whose Restricted Stock Units have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend SBA would have paid to such Participant after the grant of such Restricted Stock Units and prior to the lapse of restrictions relating thereto as if the Participant had been the owner of record of the shares of Class A Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend and as if such Restricted Stock Units were not subject to restrictions. Payments of such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.

        8.6    Issuance of Class A Common Stock Subject to Restrictions. The Committee may in its sole discretion cause the shares of Class A Common Stock underlying any particular grant of Restricted Stock Units to be issued in the Participant’s name prior to lapse of restrictions thereon and treat such Class A Common Stock as outstanding for all purposes. The Participant shall have all rights of a shareholder, including the right to receive dividends paid on the shares of Class A Common Stock issued under this Section 8.6 and the right to vote such shares, subject to any other restrictions set forth in the Plan. In addition, as security for the return of such Class A Common Stock in the event of forfeiture, the Committee may require that the Participant pledge the shares of such Class A Common Stock to SBA, and the certificates evidencing such Class A Common Stock be retained by SBA until the restrictions relating thereto lapse.

        8.7    Transferability. Unless otherwise provided in the Restricted Stock Unit Agreement, Restricted Stock Units shall not be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution; provided, however, that Restricted Stock Units may be transferred or assigned to (i) family members or entities (including trusts) established for the benefit of the Participant or the Participant’s family members or (ii) any other person, as permitted by applicable securities law. Any Restricted Stock Unit assigned or transferred pursuant to this Section 8.7 shall continue to be subject to the same terms and conditions as were applicable to the Restricted Stock Unit immediately before the transfer; provided, however, upon maturity of any Restricted Stock Unit transferred for value the Company may not issue shares of Class A Common Stock under any Registration Statement on Form S-8 and the holder of such Restricted Stock Unit would only be entitled to receive shares of restricted stock that have not been registered under the Securities Act of 1933.

        8.8    Termination of Employment or Service. Unless otherwise provided in a Restricted Stock Unit Agreement, if the Participant’s employment or service with the Company terminates for any reason other than death or Disability during the Restriction Period, all Restricted Stock Units held by the Participant which are still subject to the Restriction Period shall be forfeited immediately; provided, however, that in the event of a termination of the Participant’s employment, other than for Cause, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such Restricted Stock Units.

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        8.9    Termination of Employment or Service by Death or Disability. Unless otherwise provided in a Restricted Stock Unit Agreement, if a Participant’s employment or service with the Company terminates by reason of death or Disability, any remaining Restriction Period shall terminate and, except as otherwise provided in this Section 8, the Participant shall receive payment in accordance with Section 8.4.

        9.    STOCK APPRECIATION RIGHTS.

        9.1    Grant of Stock Appreciation Rights. Subject to the terms of the Plan, any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose.

        9.2    Vesting. A SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee. Notwithstanding the above, a SAR shall not be exercisable by a person subject to Section 16(b) of the Exchange Act for at least six (6) months following the date the SAR is granted.

        9.3    Failure to Exercise. If on the last day of the Option period (or in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market Value of the Stock exceeds the Exercise Price, the Participant has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

        9.4    Payment. The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Class A Common Stock on the Appreciation Date over the Exercise Price, in the case of a SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Class A Common Stock on the date the SAR is granted, in the case of a SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Class A Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

        9.5    Designation of Appreciation Date. A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable “window periods” required by Rule 16b-3 under the Exchange Act.

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        9.6    Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten (10) years after the date on which the SAR was awarded.

        10.    OTHER STOCK-BASED AWARDS

Awards of shares of Class A Common Stock, stock appreciation rights, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, Class A Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any Option, Restricted Stock Unit or any other award granted hereunder. The Committee may determine the terms and conditions of any such award. Each award shall be evidenced by an agreement between the Eligible Individual and SBA which shall specify the number of shares of Class A Common Stock subject to the award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine.

        11.    RECAPITALIZATION, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

        11.1    Recapitalization. If the outstanding shares of Class A Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of SBA by reason of any recapitalization, or reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of SBA or other increase or decrease in such shares effected without receipt of consideration by SBA occurring after the Effective Date, a corresponding appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Class A Common Stock available under the Plan, (ii) in the number and kind of shares of Class A Common Stock issuable upon exercise or vesting of an outstanding Award or upon termination of the Restriction Period applicable to a Restricted Stock Unit granted under the Plan, and (iii) in the Exercise Price per share of outstanding Options granted under the Plan.

        11.2    Reorganization. Unless otherwise provided in an Award Agreement, in the event of a Reorganization of SBA, the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that some or all outstanding Awards shall become immediately exercisable, vested or entitled to payment. In the event of a Reorganization of SBA the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that Options shall terminate upon the Reorganization, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Committee does not terminate an Option upon a Reorganization of SBA then each outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Class A Common Stock or other securities or property to which a holder of shares of Class A Common Stock would have been entitled to upon such Reorganization.

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        11.3    Change in Control.

                    11.3.1    In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to any Award, such Award shall become immediately vested and, to the extent applicable, exercisable for such period of time specified in the Award Agreement with respect to one hundred percent (100%) of the shares subject to such Award.

                    11.3.2    In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Criteria with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Criteria for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Criteria, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

                    11.3.3    The obligations of SBA under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of SBA, or upon any successor corporation or organization succeeding to substantially all of the assets and business of SBA. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

        11.4    Change in Status of a Subsidiary. Unless otherwise provided in an Award Agreement, in the event that a subsidiary of SBA ceases to be a subsidiary whose financial statements are consolidated with the financial statements of SBA in accordance with generally accepted accounting principles, the Committee may, in its sole and absolute discretion, on a case-by-case basis (i) provide that some or all outstanding Awards held by a Participant employed by or performing service for such subsidiary may become immediately exercisable, vested or entitled to payment or (ii) treat the Award as terminated, in which case the Participant shall no longer be entitled to exercise or payment of the Award in accordance with the Plan, but only if such Participant is not employed by SBA or any subsidiary immediately after such event.

        11.5    Adjustments. Adjustments under this Section 11 related to stock or securities of SBA shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Class A Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

        11.6    No Limitations. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of SBA to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

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        12.    REQUIREMENTS OF LAW

        12.1    Violations of Law. The Company shall not be required to sell or issue any shares of Class A Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual holding the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, the exercise of an Option or the issuance of shares pursuant to the exercise of an Option or expiration of a Restriction Period to comply with any law or regulation of any governmental authority.

        12.2    Registration. At the time of any exercise of any Option or receipt of Class A Common Stock pursuant to an Award, SBA may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to SBA a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option or receipt of Class A Common Stock and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time SBA determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part and the Class A Common Stock may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to SBA in its sole discretion.

        12.3    Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option or the grant of Class A Common Stock pursuant to an Award, including, but not limited to: (i) the withholding of delivery of shares of Class A Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Class A Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person’s wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

        12.4    Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such

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exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        12.5    Governing Law. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

        13.    AMENDMENT AND TERMINATION OF THE PLAN

The Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Class A Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of SBA at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of SBA shall be required for (i) any amendment that changes the requirements as to Eligible Individuals to receive Awards under the Plan, (ii) any amendment that increases the maximum number of shares of Class A Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 11 hereof), or (iii) any amendment, if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b–3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Class A Common Stock may be listed or traded. Except as permitted under Section 11 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan.

        14.    PROVISIONS APPLICABLE TO COVERED EMPLOYEES

        14.1    Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Covered Employee. The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. To the extent necessary to comply with the performance-based compensation requirements of Section 162 (m)(4)(C) of the Code, with respect to any Award granted pursuant to the Plan which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code, the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the

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Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

        14.2    Limitations. Furthermore, notwithstanding any other provision of the Plan or any Award which granted to a Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

        14.3    Maximum Awards. The maximum number of shares of Class A Common Stock that may be granted during any calendar year to a Covered Employee shall be Five Hundred Thousand (500,000).

        15.    OWNERSHIP AND TRANSFER RESTRICTIONS

The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option at its deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The holder shall give SBA prompt notice of any disposition of shares of Class A Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such holder or (b) one year after the transfer of such shares to such holder.

        16.    LIMITATIONS ON RE-PRICING AND EXCHANGE OF OPTIONS

The approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of SBA at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the matter, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of SBA shall be required for (i) the re-pricing of any Option granted under the Plan, or (ii) the exchange of any outstanding Option granted under the Plan for a new Option with an Exercise Price that is lower than the Exercise Price of the Option that is surrendered by the Optionee.

        17.    SBA’S RIGHT TO PURCHASE OPTION STOCK AND VESTED SHARES

SBA shall have the right to repurchase any Award Shares issued pursuant to an Award Agreement following the termination of the employment or service of the holder of the Award Shares with SBA for any reason. The price for repurchasing the Award Shares shall be paid in

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cash and shall be equal to the Fair Market Value of such shares. Should SBA fail to exercise such repurchase right within ninety (90) days following the later of (i) the Award holder’s termination of employment or service or (ii) the date the Class A Common Stock was issued, SBA shall be deemed to have waived such right.

        18.    DISCLAIMER OF RIGHTS

No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Participant, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Award shall not be deemed for any purpose to be a stockholder of the Company with respect to such Award except to the extent that such Award shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder, or except as expressly provided by the Committee in writing. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

        19.    NONEXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

        20.    SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        21.    NOTICES

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to SBA, to its principal place of business, attention: Stock Option Administrator, and if to the Participant, to the address of the Participant as appearing on the records of the Company.

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SBA COMMUNICATIONS CORPORATION
5900 Broken Sound Parkway NW
Boca Raton, Florida 33487

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven E. Bernstein and Jeffrey A. Stoops, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of Class A common stock, $0.01 par value, of SBA Communications Corporation, a Florida corporation (“SBA”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at the Boca Country Club, 17751 Boca Club Boulevard, Boca Raton, Florida at 10:00 a.m., local time, on Thursday, May 16, 2002, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

Proposal 1 – To elect as directors of SBA nominees #01 and 02 to serve a term of three years and nominee #03 to serve a term of one year and, in each case, until their successors are duly elected and qualified.

(01) Steven E. Bernstein
(02) Donald B. Hebb, Jr.
FOR	WITHHELD	EXCEPTION	(03) Steven E. Nielsen
☐	☐	☐

Instructions: To withhold authority to vote for an individual nominee mark “Exception” and write that nominee’s number in the space provided below.

Proposal 2 – To approve the Amendment to the Articles of Incorporation of SBA to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares to 200,000,000 shares and to increase the total number of authorized shares of all classes of stock that may be issued from 138,100,000 shares to 238,100,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 3 – To approve the Amendment to SBA’s 2001 Equity Participation Plan to modify the maximum number of shares, such that the maximum shares authorized for issuance thereunder, together with all outstanding options and unvested shares of restricted stock under the 2001 Plan, the 1996 Plan and the 1999 Plan, equals 15% of our Common Stock outstanding (excluding shares of Class A Common Stock resulting from the exercise of options currently outstanding and options that will be issued under the 2001 Plan) and to make certain other modifications.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 4 – To approve SBA’s Stock Option Exchange Program.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal 5 – In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receipt of Notice of Annual Meeting of Shareholders, dated April 16, 2002, and the accompanying Proxy Statement.

SIGNATURE(S)	DATE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

SBA COMMUNICATIONS CORPORATION
5900 Broken Sound Parkway NW
Boca Raton, Florida 33487

Dear Shareholder:

We encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security Number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until May 15, 2002, the day before the meeting.

To Vote by Telephone:

Using a touch-tone phone call Toll-free:	1-877-PRX-VOTE (1-877-779-8683)

To Vote by Internet:

Log on to the Internet and go to the website:	http://www.eproxyvote.com/sbac

Note:  If you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

THANK YOU FOR VOTING YOUR SHARES
YOUR VOTE IS IMPORTANT!

Do Not Return this Proxy Card if you are Voting by Telephone or the Internet.